Exhibit 10.9

Contract INM-CO/03-3609/MD

CONTRACT INM-CO/03-3609/MD

BROADBAND GLOBAL AREA NETWORK (BGAN)

BUSINESS SUPPORT SYSTEM

FRAMEWORK CONTRACT

BETWEEN

INMARSAT LIMITED

AND

DANET GmbH

This document is confidential and proprietary to Inmarsat and may only be used by the recipient for internal purposes.  It may not be disclosed to third parties or reproduced without Inmarsat’s written consent.

Copyright © Inmarsat Ltd 2003	Proprietary & Confidential

1

DOCUMENT STATUS PAGE

Issue	Update	Date	Amendment Summary
1	2	07Oct02
2	3	15Oct02	CRT comments
3	3	26Mar03	Improved numbering, updated legal comments including some missing clauses
4	4	8Apr03	Confidentiality and IPR – legal comments incorporated
5	5	25apr03	Revisions based on negotiations added
6	6	8May03	Revisions based on further negotiations added
7	7	19May03	Final revisions on sub-contractors, default and shareholders guarantees made, plus grammatical changes.
8	8	28 May03	Revisions to Main Contract, Schedules by Danet
9	9	28May03	Response to Danet revisions plus CRT comments from Inmarsat.
10	10	5June03	Revisions based on further clarifications added
11	11	10June03	Final additions to annexes
12	12	12June03	Final Version for signature

2

3

Schedules

4

THIS AGREEMENT is made the 12th day of June 2003

PARTIES:

(1)                                  Danet GmbH whose registered office is at Gutenbergstrasse 10, 64331 Weiterstadt, Germany (‘the Contractor’)

(2)                                  Inmarsat Limited whose registered office is at 99 City Road, London, EC1Y 1AX, United Kingdom (“Inmarsat”)

RECITAL:

The Contractor has agreed to write certain computer programs for Inmarsat and to provide the other services described below upon the terms and conditions in this Contract for the BGAN BSS work.  These terms and conditions of this Contract apply to all contracts for work between Inmarsat and Contractor under this Contract unless limited or specified variations are accepted in writing by both parties.

A separate Annex under this Contract shall detail the Warranty & Maintenance Support activity.

NOW IT IS AGREED as follows:

Article 1.                                            Definitions

1.1                                 In this Contract, unless the context otherwise requires, the following expressions have the following meanings:

‘Acceptance Date’	means the date on which the Goods or Services are accepted (or deemed to be accepted) by Inmarsat according to acceptance provisions of each Annex.
‘Acceptance Test’	any of the test stages and milestones detailed in SCHEDULE 1 — Statement of Work.

‘APA’	means the Availability and Performance Agreement requirements detailed in Schedule 14 — Availability and Performance Agreement.

‘Background’

means any technical data or other IPR owned by either party or a named third party, as the case may be, at the Effective Date which is disclosed to the other in the course of this Contract for the Purpose.

‘Change Order’

means a proposal for alteration or alterations to any matter relating to this Contract issued in accordance with Article 11 — Variations & Change Orders, as set forth in the template attached as SCHEDULE 13 - Change Notice Format.

‘Completion Date’

means the date specified in the Implementation Plan for each Annex by which the Contractor is to provide the Goods or Services or such extended date as may be granted under any provision of this Contract.

‘Confidential Information’

means any and all information of a commercial, technical or financial nature which is not generally available to the public and which is disclosed, communicated or obtained (whether through meetings, documents, correspondence or inspection of a tangible item) or created in the course of this Contract for the Purpose.

‘Deliverables’	means the items and services as defined in SCHEDULE 1 — Statement of Work.

‘Designees’	means any natural person, firm, partnership, company, corporation or associations, organisations, governments, states, foundations and trusts (in each case whether or not

5

having a separate legal personality) as may be designated by Inmarsat at its absolute discretion.

‘Documentation’

means the collection of Deliverable Documentation such as operating manuals, designs, plans, reports, training materials and other documentation produced under this Contract as part of the project as specified in SCHEDULE 1 - Statement of Work

‘Effective Date’	means the date this Contract is made.

‘End User’	means the internal Inmarsat support personnel or Inmarsat’s client personnel who are using the System to undertake business processes.

‘Equipment’	means Inmarsat’s computer equipment specified in SCHEDULE 3 - The Equipment & Software or such other equipment as might be agreed between the parties.

‘Final Acceptance Process’

means the series of final acceptance procedures which take place after the completion of work as required by SCHEDULE 1 - Statement of Work. This process ends with the BGAN-BSS Final Acceptance milestone as defined by SCHEDULE 1 - Statement of Work.

‘Force Majeure’

means any cause preventing or delaying either party from performing any or all of its obligations including any act of God, war, civil disturbance, riot, malicious damage, compliance with any government’s order, rule or regulation, injunction or any act, exercise or intervention of any governmental authority, failure of public utilities, epidemic, accidents, fire, flood or storm but does not include strikes or other events caused by labour disputes, unless such strikes or other events are part of national, regional or industry wide disputes, and which is beyond the reasonable control, and not due to fault or negligence of the non-performing party.

‘Foreground’	means any IPR or other like rights developed by either party for the Purpose including, but not limited to, Deliverables.

‘Functional Specification’	means the functional specification in accordance with which the Programs are to be written as per SCHEDULE 2 - Technical, Functional and Operational Requirements.

‘Implementation Plan’	means the time schedule for the completion of the Phases of preparation and delivery of the Programs as specified in SCHEDULE 1 — Statement of Work

‘Indemnitee’	means Inmarsat, any designee, any subsequent owner or lessee of any item to be delivered under this Contract and any officer, employee or agent of any such entities.

‘IPR’

means intellectual property rights including, without limitation, Confidential Information, patents and applications therefore, unregistered design rights and registered design rights and applications therefore, topography rights, copyright, Know-how, data, secret formulae, processes, photographs, drawings, specifications, rights in computer software, rights protecting goodwill and reputation and any other rights of a similar nature, regardless of form, format or media.

‘Know –how’

means all knowledge, experience and information of a commercial, technical or financial nature including but not limited to software programming, product manufacturing and operating requirements and techniques, design specifications, market analysis and the like.

‘Maintenance’	means the maintenance to be provided by the Contractor pursuant to the Warranty phase according to the Warranty & Maintenance Support Contract contained in SCHEDULE 11

‘Maintenance Period’	means the period agreed to by both parties and stated in the Warranty & Maintenance Support Contract in SCHEDULE 11 .

‘Migration Dry Run’	means a period during which the Contractor will demonstrate the functions of the provided migration concept and procedures.

6

‘Milestone(s)’	means the milestone(s) set forth in the Project Plan or such extended date in respect of any milestone agreed to under this Contract.

‘Network(s)’	means the Inmarsat and external network(s) as set out in SCHEDULE 2 - Technical, Functional and Operational Requirements over which the Services will be provided using the Programs.

‘Operating Manuals’	means the operating manuals to be prepared by the Contractor associated with any Programs and described in SCHEDULE 1 Statement of Work.

‘Payment Plan’	means the payment plan set forth in SCHEDULE 6 The Price.

‘Performance Criteria’

means the performance criteria which it is intended the Equipment, Programs, Services or System shall fulfil as specified in and tested in the Acceptance Process for each Annex and as set out in SCHEDULE 1 Statement of Work subject to the stated tolerances and limitations.

‘Personnel’	means the employees of the Contractor named in SCHEDULE 5 - Staff & Representatives and/or such other contracted persons as may be approved by Inmarsat in writing from time to time.

‘Phase’	means a Phase of the Implementation Plan.

‘Price’	means the price to be paid by Inmarsat for the Software, Equipment, Programs and Services as specified in Article 2 - Services, Equipment and Programs to be provided

‘Programs’	means the computer programs to be written by the Contractor according to SCHEDULE 2 Technical, Functional and Operational Requirements.

‘Project’	The work and services to be undertaken by both parties to meet the requirements detailed within this Contract

‘Project Plan’	means the Programme Management Plan as defined in SCHEDULE 1 - Statement of Work including the initial project timescales detailed in SCHEDULE 4 - Project Plan.

‘Purpose’

means the purpose behind the parties entering into this Contract, namely to facilitate the development and implementation of a software package for the total management of Inmarsat’s new global broadband communications service

‘Ready for Use’	means fully installed, configured and tested and accepted in accordance with the User Acceptance Testing criteria.

‘Services’	means the services to be provided by the Contractor under this Contract

‘Software’	means those package and operating system(s) listed in SCHEDULE 3 - The Equipment and Software detailing Inmarsat’s environment in which the Programs and Services will work

‘Stability Verification Period’

means a period after the BGAN-BSS Final Acceptance Process lasting at least 60 days during which Inmarsat will run the Programs and Equipment to check that the BGAN-BSS meets the APA requirements listed in SCHEDULE 14 — Availability & Performance Agreement

‘Sub-contractors’	means the contractors engaged by the Contractor for the purposes of providing the services / work described hereto
‘System’	means the entire environment including Software, Equipment, Programs, Networks and which provides the End User functionality for the business process (es).

7

‘Technical Specification(s)’

means the technical specification including network, software, equipment and technical data, standards and design material according to which the Programs and Services shall be provided, and are detailed in this Contract.

‘Territory’	means worldwide.

‘Training Plan’	means the training in the use of the Programs to be provided by the Contractor for Inmarsat’s staff as defined in SCHEDULE 1 - Statement of Work.

‘Test Date’	means the date on which Inmarsat will be ready to attend the relevant Acceptance tests at Inmarsat’s / Contractor’s (whichever is relevant) premises

‘Warranty Period’

means 24 months following the Final Acceptance Process during which the Contractor will fix or amend the Programs to ensure that the systems continue to work according to the Technical Specifications and Documentation.

‘Work’	means the items and services to be delivered by the Contractor as per Article 2 - Services, Equipment and Programs to be provided

In this Contract:

1.2                                 references to any statute or statutory provision includes a reference to that statute or statutory provision as from time to time amended, extended or re-enacted;

1.3                                 words importing the singular include the plural, words importing any gender include every gender and words importing persons include bodies corporate and unincorporate; and (in each case) vice versa;

1.4                                 any reference to a party to this Contract includes a reference to his successors in title and permitted assigns;

1.5                                 the Article headings are for ease of reference only and shall not affect the interpretation or construction of this Contract.

Article 2.               Services, Equipment and Programs to be provided

2.1                                 In accordance with SCHEDULE 1 — Statement of Work, the Contractor hereby agrees to:

a)                                      design, write and test the Programs

b)                                     install and configure the Programs on the Equipment;

c)                                      provide the Equipment including the installed and configured Programs to the site(s) agreed with Inmarsat (for the avoidance of doubt this includes the test bed equipment that remains at the Contractor’s site)

d)                                     ensure the Programs are Ready for Use by the Completion Date according to the Project Plan and upon the terms and conditions contained in this Contract.

e)                                      provide operating manuals and training services as per the requirements detailed in SCHEDULE 1 - Statement of Work

f)                                        provide support and maintenance for the Stability Verification Period of System test as detailed in SCHEDULE 1 - Statement of Work ;

g)                                     provide support and maintenance for the Maintenance Period as detailed in the Warranty & Maintenance Support Contract (SCHEDULE 11 );

Paragraphs a) to g) above shall collectively be defined as the ‘Work’.

8

The Contractor shall provide the Work as per this Contract. The Contractor has provided a proposal which may be referred to for information purposes during the Contract Period. In the event of a dispute the provisions of this Contract shall take precedence over any previous proposals by the Contractor.

Both parties shall agree and sign off documentation during the design phase(s) of the Contract Period. These documents shall be contractually binding and shall define the way in which the Contractor is to deliver the requirements contained within this Contract. In the event of a conflict between the design documentation and the Contract, and in the absence of a Change Notice, the provisions of this Contract shall apply.

Article 3.               Duration of Contract

The effective date of this Contract (EDC) is  19th May 2003.

All work to be performed hereunder shall be carried out by 31st January 2007 or as otherwise agreed in writing between both parties.

Article 4.               Contractor’s acknowledgement

4.1                                 The Contractor acknowledges that the Programs are to be used by Inmarsat in conjunction with Inmarsat’s Equipment and existing Software as detailed in SCHEDULE 3 – The Equipment and Software, on Networks to create a business System.  The Contractor also acknowledges that it has been supplied with sufficient information about the Equipment and the Software to enable it to undertake the requirements of this Contract. Inmarsat shall provide additional information during the design phase(s) as required Additional equipment or software of third parties to be provided by the Contractor shall be listed in SCHEDULE 3 – The Equipment and Software.

4.2                                 The Contractor shall not be entitled to any additional payment nor excused from any liability under this Contract as a consequence of any misinterpretation by the Contractor of any matter or fact relating to the functions, facilities and capabilities of the Equipment, Software or Network provided that all information provided to the Contractor by Inmarsat shall be accurate and complete subject to Article 21 - Inmarsat Supplied Information & Co-operation. Any changes caused by third party information deficiencies shall be handled through the change process detailed in Article 11 - Variations and Change Orders and shall be assessed and approved at Inmarsat’s reasonable discretion.

Article 5.               Writing of Programs

The Contractor shall write and configure a series of Programs and Documentation that shall work on the Equipment, Software and Network and provide the facilities and functions set out in the Contract.

9

Article 6.               Payment and Expenses

6.1                                 The price shall be defined in Error! Reference source not found.- The Price and shall be all inclusive subject to Article 7 - Taxes and Duties.

6.2                                 With respect to each amount specified in Error! Reference source not found.- The Price the Contractor shall submit an invoice to Inmarsat when the corresponding Milestone event has been completed.  Each invoice shall contain or be accompanied by a written certification from the Contractor that the Milestone event has been completed.

6.3                                 Invoices shall include as a minimum the following information:

a)             Contract Number – INM-CO/03-3609/MD

b)                                     Purchase Order reference – 31698

c)                                      Responsible Technical Officer – Jean Marie Fabry

d)                                     Responsible Commercial Officer – Mike Day

e)                                      Details of the relevant Milestone for which payment is due

6.4                                 Inmarsat shall pay each Milestone based on Inmarsat’s Acceptance as per Article 9 – Acceptance, and within thirty (30) days after Inmarsat receives the correctly presented invoice and certification. The Contractor shall invoice the Milestone amount, or an alternative mutually agreed amount, upon sign off of the relevant Milestone.

6.5                                 All invoices shall be submitted in the original and shall be sent to Inmarsat’s Accounts Payable Department.  For information purposes the amount of value added tax (VAT) shall be separately identified in Pounds Sterling. For the avoidance of doubt the payment of value added tax to the Contractor shall be in US Dollars.

6.6                                 In the case of late payment of any amount payable by either party under this Contract, the exclusive remedy subject to 6.7 below for the other party shall be action to compel payment with interest on the amount outstanding at a rate of  1% per month late calculated daily.  Such interest charge shall be computed commencing on the first day following the payment due date.

6.7                                 Subject to 6.4 above, in the event that payment is not made within 60 (sixty) days of the due date then the Contractor may exercise its other rights and remedies at law to obtain the due amount plus accrued interest.

Article 7.                                            Taxes and Duties

7.1                                 With the exception of customs duties, VAT and sales tax(es), if applicable, the Contractor shall be responsible for, and shall hold Inmarsat harmless from, all taxes, duties, and similar liabilities which may arise under any present or future national, federal, state, or local laws, and which become due by reason of the performance of the Work under this Contract or any subcontract, and shall comply with any requirements of such laws as may be necessary to give effect to this Contract.

7.2                                 The Price is exclusive of customs duties, VAT and sales taxes incurred in the delivery of the Work of the Contractor to Inmarsat which will be itemised separately on the invoice at the local rates applicable.

7.3                                 Inmarsat shall be responsible for all taxes, duties and similar liabilities which may become due by reason of the supply of any Inmarsat equipment or other property to the Contractor.  The Contractor shall provide all reasonable assistance to Inmarsat in connection with the importation of the Inmarsat equipment as

10

required, to ensure that the duration of customs clearance for any Inmarsat equipment, documents or any other deliverables will not exceed seven working days from arrival of such equipment at the port of entry.

Article 8.               Contract Implementation Plan and Delays

8.1                                 Subject to the delivery approach within SCHEDULE 1 – Statement of Work the Contractor shall complete each Milestone by the date specified in the Project Plan.  Time shall be of the essence in relation to the final delivery of the Work as per the phases contained within SCHEDULE 1 – Statement of Work.

Article 9.               Acceptance

9.1                                 The Contractor shall conduct the Acceptance Tests in accordance with SCHEDULE 1 - Statement of Work and the subsequent Overall System Test Plan document as defined in SCHEDULE 1 - Statement of Work and representatives of Inmarsat shall attend such Acceptance Tests and Inmarsat shall notify the Contractor of its satisfaction therewith.

9.2                                 Inmarsat shall act in good faith in approving the results of the Acceptance Tests, and shall only withhold such approval if an Acceptance Test fails to meet the objective criteria set forth in SCHEDULE 1 Statement of Work and the subsequent Overall System Test Plan document as defined in SCHEDULE 1 Statement of Work, giving due regard to permitted levels of failure in each case.

9.3                                 If there is any failure in respect of any Program or the System to pass any Acceptance Test Inmarsat shall give the Contractor notice thereof specifying the failure.  The Contractor shall remedy such failure within a mutually agreed timescale and re-submit the relevant Program for testing.  Subject to sub-Articles 9.1 and 9.2, if the Acceptance Tests are not successfully completed at the second attempt, the procedure in this sub-Article 9.3 shall be repeated, save that Inmarsat may decide that only such part of the Acceptance Tests as relates to specific defects or failures shall be conducted and may waive its rights to conduct further Acceptance Tests in respect of minor defects or failures.

9.4                                 Final Acceptance shall be as per its definition in SCHEDULE 1 - Statement of Work and shall be treated as per the Acceptance Tests detailed above. Final Acceptance shall not be deemed to have been passed until the Work has met the criteria detailed in SCHEDULE 1 - Statement of Work, and has passed all the preceding Acceptance Tests.

Article 10.            Default

10.1                           The Contractor shall provide the Programs Ready for Use on or before the Completion Date

10.2                           If the Contractor shall fail to provide the Programs Ready for Use by the Completion Date, due to delays by the Contractor or its sub-contractors, then the Contractor shall pay to Inmarsat as and by way of liquidated damages for any costs, loss or damage sustained by Inmarsat resulting from delay during the period from the Completion Date to the date on which the Contractor provides the Programs Ready for Use the sums detailed in SCHEDULE 6 - The Price. Subject to the provisions of Article 26 – Termination below, the payment of such sums shall be in full satisfaction of the Contractor’s liability for such delay and shall be Inmarsat’s sole remedy. The payment of liquidated damages shall not relieve the Contractor from its obligation to provide the Programs Ready for Use or from any other liability or obligation under this Contract

10.3                           Without prejudice to Article 29 - Force Majeure, the parties acknowledge and agree that the Contractor shall not be liable for or prejudiced by any delay(s) to the extent that it is caused by any third party or parties other than a Sub-contractor and, for the avoidance of doubt, the dates for all or any Deliverable(s) which may fall due subsequent to any such delay(s) shall be duly extended by the period of the relevant delay.

11

Article 11.            Variations and Change Orders

11.1                           At any time during the period of this Contract, Inmarsat may request changes in the Work, so long as such changes are within the general scope of the Contract. All change requests shall be made via the Inmarsat Project Manager or Commercial Manager.  The Contractor may also propose changes for consideration by Inmarsat.

11.2                           A change request from Inmarsat must be identified as such, must be made or confirmed in writing, and must be signed by the responsible officer identified in Article 20 hereof, entitled Representatives.  If any other conduct by the responsible officer or any other representative of Inmarsat is construed by the Contractor as possibly constituting a change request or an interpretation of the Contract requirements inconsistent with the Contractor’s understanding of those requirements, the Contractor shall promptly notify Inmarsat and request clarification.

11.3                           Within fifteen (15) days after receiving a change request from Inmarsat, the Contractor shall submit to Inmarsat a contract change notice in accordance with the requirements of Paragraph 11.4 of this Article.  On a case-by-case basis, the Contractor may request a longer period to prepare the contract change notice, but any request for such a longer period shall be made by the Contractor within seven (7) days after the Contractor receives the change request.  Inmarsat shall not unreasonably withhold its consent to a request for such a longer period, taking into account the nature of the change request, but Inmarsat may also take into account the impact of such an extension on the performance schedule.

11.4                           Whether submitted in response to a change request initiated by Inmarsat, or initiated by the Contractor, the contract change notice shall itemise, in the format shown in SCHEDULE 13 - Change Notice Format, any impact that the change would have on the technical requirements, price, performance schedule, or other terms and conditions of this Contract.  Where appropriate, the contract change notice shall also suggest any revised language for the Contract, including any of its Schedules, that would be necessary to implement the change.

11.5                           Any claim by the Contractor for adjustment of the technical requirements, price, performance schedule, or other terms and conditions of this Contract, attributable to a change, shall be deemed waived unless asserted in the contract change notice.

11.6                           If the cost of any materials that would be made obsolete as a result of a change is included in the Contractor’s claim for adjustment:

a)                                      To the extent that such materials have resale, reuse, or salvage value to the Contractor or its Sub-Contractors or suppliers, Inmarsat shall be entitled to a credit.

b)                                     If such materials have no such resale, reuse, or salvage value, Inmarsat shall have the right to prescribe their manner of disposition.

11.7                           After Inmarsat receives a sufficiently detailed contract change notice, and after any negotiations with respect to the adjustments claimed by the Contractor, the following outcomes are possible:

a)                                      Inmarsat may decide not to proceed with implementation of the change.

b)                                     Inmarsat may decide to implement the change, in which case:

i.)                                      If the parties have reached agreement about the adjustments to be made in the Contract, the Contractor shall proceed with implementation as agreed.

ii.)                                   If the parties are unable to reach such an agreement, the provisions of Article 42 hereof, entitled Arbitration, shall apply.

iii.)                                Pending any negotiations and/or arbitration, Inmarsat may direct the Contractor to proceed with implementation of the change, subject to any adjustments subsequently agreed or awarded.

12

11.8                           Inmarsat may also direct the Contractor to proceed with implementation of a change prior to preparation of a complete contract change notice, subject to any adjustments subsequently agreed or awarded.

11.9                           Inmarsat’s right to direct the Contractor to proceed with implementation of a change pursuant to 11.7b)iii.) or 11.8 of this Article shall be subject to the Contractor’s ability to do so, taking into account the resources, facilities, supplies, and services available to it, and shall also be subject to a stipulated financial limit.

11.10       In the event that no agreement is reached on the method of payment or the final price of a change then Inmarsat shall pay the Contractor monthly based on the day rates detailed in SCHEDULE 6 - The Price, up to the stipulated financial limit stated in 11.9 above

Article 12.            Changes to the Documentation

If any alterations are made under Change Order(s) to the Services, Programs or Network then the Contractor shall make appropriate modifications to the Documentation to reflect such alterations.  The provisions of this Contract shall then apply to the amended Documentation as modified by the Change Order(s).

Article 13.            Delivery and installation

The Contractor shall deliver the following items to Inmarsat,

13.1                           the Deliverables specified in the Statement of Work at the date specified in the Statement of Work

13.2                           Programs

a)                                      Two (2) copies of the object code of the Programs in machine-readable form on the storage media specified in SCHEDULE 7 - Storage Media & Escrow Provisions;

b)                                     Certified copies of the test data and results of Acceptance tests carried out by the Contractor on all parts of the Programs prior to delivery;

c)                                      The Contractor shall deliver to Inmarsat on the Final Acceptance Date  (as defined in SCHEDULE 1 — Statement of Work):

i.)                                      the source code of the Foreground developed by the Contractor in electronic format

ii.)                                   all other agreed materials and Documentation necessary to enable a reasonably skilled programmer to correct, modify and enhance the Programs, subject to the provisions of the relevant software licences and the Warranty & Maintenance Support Contract in SCHEDULE 11 , without reference to any other person or document as defined in SCHEDULE 1 — Statement of Work.

iii.)                                All scripts programs for administering the system and initial configuration/data population

13.3                           Documentation

a)                                      The Contractor shall prepare and provide Inmarsat with two (2) copies of a set of Documentation relevant to the Phase as specified in the Statement of Work and

b)                                     The Contractor shall deliver to Inmarsat on the Final Acceptance Date (as defined in SCHEDULE 1 — Statement of Work) (2) two copies of the Operating Manuals and other applicable Documentation as specified in the Statement of Work;

in both cases containing sufficient information to enable Inmarsat to make full and proper use of the Programs in conjunction with the Network, Equipment and Software

13

13.4                           Training

a)                                      The Contractor undertakes to provide training in the use of the Programs for Inmarsat’s staff in accordance with the Training Plan and the costs, standards and APA detailed per Phase in SCHEDULE 1 — Statement of Work..

b)                                     Any additional training required by Inmarsat post Final Acceptance Date shall be provided by the Contractor in accordance with its standard scale of charges from time to time in force.

13.5                           Services

a)                                      The Contractor shall install configure and test the Programs on the Equipment and Network.

b)                                     Provide the Personnel for support and maintenance activities during the Final Acceptance Process and Stability Verification Period phases.

13.6                           Warranty

The Contractor shall provide Warranty as defined in Article 14 — Warranty.

13.7                           Support and Maintenance

The Contractor shall provide Support and Maintenance as defined in SCHEDULE 1 - Statement of Work and SCHEDULE 11 - Warranty & Maintenance Support Contract.

14

Article 14.            Warranty

14.1                           The Contractor warrants that the Programs, Hardware and Services shall, for a period of 24 (twenty four) months after Final Acceptance by Inmarsat,

a)                                      provide the facilities and functions set out in the Technical Specification and

b)                                     fulfil the Performance Criteria when properly used with the Network, Equipment and Software

c)                                      in the case of the hardware shall be new and free from any defects in materials, workmanship and design;.

14.2                           The Contractor warrants that it shall:

a)                                      provide adequate instruction and information in the Operating Manuals, Documentation and the Training Plan to enable Inmarsat to make full and proper use of the Programs in conjunction with the Network, Equipment and the Software without reference to any other person or document; and

b)                                     provide the Documentation as specified and kept up to date to match the operation status of the System in all material respects

14.3                           If the Contractor receives written notice from Inmarsat after the Final Acceptance Date of any breach of the above warranties then the Contractor shall at its own expense and within the timescales detailed in SCHEDULE 11 - Warranty & Maintenance Support Contract remedy the defect or error in question provided that the Contractor shall have no liability or obligations under the warranties unless it shall have received written notice of the defect or error in question no later than the expiry of 24 (twenty four) months after the Final Acceptance Date

14.4                           Save as provided to the contrary, the express terms of this warranty are in lieu of all warranties, conditions, terms, undertakings and obligations implied by statute, common law, custom, trade usage, course of dealing or otherwise, all of which are excluded to the fullest extent permitted by law.

Article 15.            Service and Support

The Contractor shall be measured against the APA contained in SCHEDULE 14 - Availability & Performance Agreement during the 60 (sixty) Day Stability Verification Period and the Warranty Period, in the event that the provisions of the APA are not met in the above the following shall apply:

15.1                           Stability Verification Period – following Final Acceptance the Programs and the associated Work shall meet or exceed the provisions of the APA for a continuous period of 60 calendar days. In the event that the performance falls below the provisions of the APA then the 60 day period will restart and the Programs must complete a full uninterrupted 60 day period above the requirements of the APA before the Milestone shown in Schedule 6 - Payment Plan, defined as “ Stability Verification Period” will be signed off and is due for payment by Inmarsat.

15.2                           Warranty Period – the performance of the Programs and the associated Work shall be measured against the APA for the duration of the Warranty Period. Both parties shall conduct 6 month reviews of the performance against the APA starting 6 (six) months from Final Acceptance. The performance shall be calculated for the preceding 6 (six) month period and compared with the provisions of the APA. Based on this comparison one of the following will be invoked:

Calculated Average	Action

≥ APA	The Milestone is paid
< APA	Contractor to provide an action plan to Inmarsat detailing the action required to bring the performance back to the required APA level.

15

Article 16.            Proprietary rights

16.1                           The parties acknowledge and agree that the Programs shall consist mainly of a number of third party proprietary software packages as listed in SCHEDULE 12 – Licence Arrangements.  All the products listed in this SCHEDULE 12 - Licence Arrangements shall be deemed Background and use of same shall be by licence from the respective listed licensors (“the Licensors”), with the terms of such licenses to be disclosed in full to Inmarsat as and when they are negotiated by the Contractor. The Contractor shall ensure that all applicable licences are in place in good time to allow the Contractor to lawfully undertake the Work in accordance with the terms of this Contract, and that at Final Acceptance Inmarsat shall have the right to copy for back up purposes and to perpetually use for the Purpose the Programs, including the software packages owned by the third party Licensors, under licence on reasonable terms in the Territory.

16.2                           The parties acknowledge and agree that the Programs shall include elements such as templates and scripts that are supplied on the basis that Inmarsat and / or the Contractor on Inmarsat’s behalf, can alter the source code to integrate the Programs within the Work and improve and enhance the Program’s functionality (the “Elements”) for the Purpose.  Inmarsat further acknowledges and agrees that it shall have no right to assign or sub-license the Elements and that title to the unmodified Programs shall remain with the Licensors.  Additions and, unless otherwise stipulated, modifications to the Elements on the other hand, shall be deemed Foreground and ownership of same shall pass to Inmarsat on Final Acceptance.

16.3                           The parties acknowledge and agree that the Contractor may also develop additional pieces of source code for the purposes of interfacing and enhancing the Programs. These pieces of source code shall similarly be deemed Foreground, title to which shall pass to Inmarsat on Final Acceptance. For the avoidance of doubt nothing in this Article 16.3 shall prevent the Contractor from using the additional pieces of source code for the purposes of the Warranty provision, Maintenance or future development of the Programs on Inmarsat’s behalf.

16.4                           The copyright and all other IPRs of whatever nature in the Background shall remain with the respective originating parties.  Except as otherwise specified in this Contract, each party shall licence the other to use such Background as is necessary for the performance of the Work . The method and type of licence and the ability to purchase further licences shall be detailed in SCHEDULE 12 - Licence Arrangements.

16.5                           The Contractor undertakes not to enter into any subcontract with a third party as subcontractor that may involve the generation of Foreground for the purposes of this Contract without first obtaining from the subcontractor a written undertaking that all IPR in any Foreground developed by the subcontractor for the purposes of the Work shall vest in Inmarsat and, where such Foreground relies upon or otherwise makes use of any IPRs in any Background belonging to the subcontractor, the subcontractor shall grant to Inmarsat a non-exclusive, perpetual, royalty free licence to use same.  Where, for whatever reason, IPRs are incapable of vesting in Inmarsat from the outset, the subcontractor shall further undertake to take all steps necessary including, but not limited to, the execution of such assignments, assurances or other documents as shall be reasonably necessary in order to effect a valid assignment of those IPRs to Inmarsat. If a subcontractor refuses to accept the provisions of this Article 16.5 the Contractor shall promptly submit to Inmarsat a written report containing the reasons for the subcontractor rejecting the obligation and the Contractor agrees that it shall not enter into a subcontract without Inmarsat’s prior written consent (such consent not to be unreasonably withheld or delayed).

16.6                           Save for non-Project specific Know-how, rights over which shall be shared equally between the parties so that subject to Article 23 — Confidentiality, the use by one party of same shall not be restricted in any way by the other the copyright and all other IPRs of whatever nature now or in the future in the Deliverables (including but not limited to, the developed Programs, the Operating Manuals, the Functional Specification and in all other reports, Technical Specifications and Documentation relating to the Programs and Services)  shall vest in Inmarsat on Final Acceptance subject to any third party licences for incorporated or Background materials.

16

16.7                           The Contractor shall ensure that Inmarsat and all of its consultants, agents and contractors shall have the right to use any or all Background belonging to the Contractor on a non-exclusive, irrevocable, royalty free, perpetual, worldwide basis as may be necessary for Inmarsat or any of its consultants, agents or contractors to maintain, develop, upgrade and/or exploit the Deliverables, or any of them, for Inmarsat’s own business purposes.

16.8                           The Contractor and its subcontractor(s) shall take all necessary steps to preserve the secrecy of all Foreground and shall take all reasonable steps to ensure that none of the Foreground is published, put into commercial use, offered for sale or otherwise dealt with in a manner which would or may affect or preclude the registration of any IPR in the Foreground anywhere in the world. If any publication, commercial use, offer for sale or other act is made in error the Contractor shall take steps to immediately inform Inmarsat of all relevant details and circumstances and take all available steps to minimise any adverse effects of such unauthorised disclosure.

16.9                           Either party shall do, execute, and shall procure that its staff and any subcontractor(s) and their staff engaged in performing works under or for this Contract shall do and execute, all and any documentation or other things as either party may reasonably require to give effect to the provisions of this Article 16.

16.10                     The Contractor warrants that it has or will obtain the full power and authority to lawfully carry out without infringing any third party intellectual property rights the provisions of this Contract.

16.11                     The Contractor shall, subject to the payment by Inmarsat of any reasonable expenses incurred thereby, render all and any assistance as Inmarsat may require to secure, pursue or maintain registration of, or title to, any IPRs in the Foreground or in Inmarsat Background.  Such assistance shall include, but not be limited to, the execution of all assignments, assurances or other documents that may reasonably be required to give effect to the provisions of this paragraph.

16.12                     Neither party shall make any representation or do any act that indicates that it has title to, or any rights over, the IPRs in any of the other’s Background and the Contractor shall not make any representation or do any act or thing that indicates that it has title to, or any rights over, any of the Foreground.

16.13                     If either party becomes aware of any actual or suspected infringement or unauthorised use of any of the IPRs in the Foreground or in the other’s Background, it shall immediately inform the other in writing, giving full particulars of the actual or suspected infringement or unauthorised use.  In the event legal proceedings are commenced for infringement or unauthorised use, each party shall render to the other all reasonable assistance as may be required and shall co-operate fully with the other and, insofar as Background is concerned, at the other’s sole expense, in the conduct of such proceedings.  For the avoidance of doubt, such co-operation shall not entitle the other party to any claim for the recovery or compensation in respect thereof, and all such recovery or compensation shall belong solely to the party whose Background forms the subject matter of such proceedings.

Article 17.                                     Title and Assumption of Risk

17.1                           Title to all deliverable items specified in Article 2 - Services, Equipment and Programs to be provided hereof, shall pass to Inmarsat upon payment of the relevant Milestone in respect thereof.  The Contractor warrants to Inmarsat that it has and will deliver good title to all such deliverable items, free from any claim, lien, pledge, mortgage, security interest, or other encumbrances, including, but not by way of limitation, those arising out of the performance of the Work.

17.2                           With respect to each such deliverable item, the risk of loss or damage shall be borne by the Contractor up to the time such deliverables are physically received by Inmarsat pursuant to Article 2 - Services, Equipment and Programs to be provided.  After such receipt, Inmarsat shall bear the risk of loss or damage.

17

Article 18.            Indemnity

18.1                           Inmarsat will indemnify the Contractor and keep the Contractor fully and effectively indemnified against all costs, claims, demands, expenses and liabilities of whatsoever nature arising out of or in connection with any claim that the use by the Contractor of any information or Background required to be supplied by Inmarsat for the purpose of enabling the Contractor to prepare and write the Programs and/or the Operating Manuals or provide Services infringes the IPRs (of whatever nature) of any third party.

18.2                           The Contractor will indemnify Inmarsat and keep Inmarsat fully and effectively indemnified against all costs, claims, demands, expenses and liabilities of whatsoever nature arising out of or in connection with the use by Inmarsat of the Software or the Work (including any Foreground or Background)  for the Purpose.

18.3                           For the avoidance of doubt; the Contractor will indemnify Inmarsat and keep Inmarsat fully and effectively indemnified against all costs, claims, demands, expenses and liabilities of whatsoever nature arising out of the Contractor’s failure to pay any due licence fees on Inmarsat’s behalf.

18.4                           The parties undertake to defend, at their own expense, any claim against any Indemnitee and to pay any royalties and other costs associated with the settlement of such claim and any damages and costs awarded as a result of any legal proceedings based on such claim. This obligation shall be contingent upon the Indemnitee giving the Contractor and / or Inmarsat as the case may be, prompt notice of such claim, all necessary authority to defend or settle the claim on its behalf and, at the request and sole cost of the Contractor or Inmarsat as the case may be, reasonable cooperation and assistance and such relevant information as is available to it.

18.5                           The Contractor shall have no liability under this Article 18 in respect of any enhancement, alteration or modification to any part of any Program or Deliverable (save where such enhancement, alteration or modification has been made by or on behalf of the Contractor) or in respect of the combination of any part of any Program or Deliverable with software, hardware, networks or systems other than the Equipment, Networks, Software and Systems to the extent (in each case) the infringement in question would have been avoided without such enhancement, alteration, modification or combination

Article 19.            Maintenance

19.1                           Subject to 19.3 below, the parties undertake to enter into a support and maintenance agreement from the end of the Warranty Period in respect of the Programs and the Documentation including Operating Manuals in the form of the Warranty & Maintenance Support Contract (SCHEDULE 11 ) which details the service requirements for the Warranty & Maintenance Support services.

19.2                           The Contractor shall be entitled to retain one or more copies of the Programs and Documentation as specified in the Statement of Work for maintenance and support purposes only.

19.3                           Inmarsat, at its sole discretion, has the right to engage the Contractor for this Maintenance. Both parties shall meet to agree the cost of any subsequent Maintenance period based on the indicative costs shown in SCHEDULE 6 - The Price. The final price shall take into account the software and hardware being used at the time and the support provisions of the product vendors.

Article 20.            Representatives

20.1                           The Representatives of the parties may be changed from time to time by notice to the other party.  Until further notice, the Representative for Inmarsat for technical matters shall be Jean Marie Fabry, and for commercial matters, Mike Day.  The Representative for the Contractor shall be Jordi Vilardell.

18

20.2                           For the purpose of administration of this Contract any communications between Inmarsat and the Contractor shall be enforceable and binding upon the parties only if signed by the appropriate Responsible Officers.

Article 21.            Inmarsat Supplied Information & Co-operation

21.1                           Inmarsat shall use its reasonable endeavours to provide all information and documentation defined in SCHEDULE 1 - Statement of Work to enable the Contractor to prepare and write the Programs and the Documentation.

21.2                           Such information and documentation shall be subject to the provisions of confidentiality contained in Article 23 - Confidentiality, and may also be subject to third party licence provisions in respect of supplied Equipment and Software and associated documentation.

21.3                           Inmarsat shall use reasonable endeavours to do all such acts and provide all such information, personnel and materials as the Contractor may reasonably request and shall render all reasonable assistance to the Contractor in connection with the performance of the Contractor’s obligations hereunder.

Article 22.                                     Contractor’s staff

The Services shall be provided by the staff of the Contractor and the nominated sub-contractors which shall include as a minimum the Personnel listed in SCHEDULE 5 - Staff & Representatives and SCHEDULE 8 - Key Sub-Contractors.  Where non-employee staff or subcontractors are used by the Contractor, the Contractor shall ensure that all IPRs in the work carried out under this Contract by non-employee staff and subcontractors are transferable to the Contractor, or if Inmarsat shall own the IPRs , to Inmarsat at no extra cost.

19

Article 23.            Confidentiality

23.1                           Each party shall keep confidential for a period of three (3) years from the Effective Date the terms of this Contract and all Confidential Information.

23.2                           The parties acknowledge and agree that:

a)                                      in order that the parties may identify exactly which information disclosed during the term of this Contract shall be caught by this Article 23 as Confidential Information, the disclosing party shall give notice to the receiving party that the relevant information is confidential at the time of disclosure, and the parties acknowledge and agree that all such notices of confidentiality may be either written or verbal; and

b)                                     nothing in this Contract shall be construed as a waiver by either party of it’s proprietary rights in any of the Confidential Information it discloses hereunder;

c)                                      nothing in this Contract shall be construed as a grant to the receiving party by the disclosing party of any form of licence to use any of the Confidential Information other than for the Purpose, or to deal in any way with any of the intellectual property rights therein.

23.3                           In Order to secure the confidentiality attaching to the Confidential Information, each party shall allow access to the other party’s Confidential Information exclusively by those of its directors, employees, agents and/or contractors who:

a)                                      have a reasonable need to see and use it for the Work and Services and to carry out their functions in connection with the Purpose;

b)                                     are under a written agreement as part of their employment or contract for work to preserve as confidential any Confidential Information and knowledge which is entrusted to their employer or, in the case of a contractor, their client, being the relevant receiving party; and

c)                                      have been notified by the receiving party of, and have agreed to abide by, the specific obligations imposed by this Article 23,

and for the avoidance of doubt, each party further acknowledges and agrees that it shall be wholly responsible for any and all breaches of this Article 23 arising from the acts and/or omissions of its respective directors, employees, agents and contractors.

23.4                           The restrictions on the parties outlined in Clause 23.3 herein shall not apply to Confidential Information where same:

a)                                      is or becomes generally available to the public through no act of default on the part of the receiving party or its agents, contractors or employees, provided always that disclosure to a government entity, domestic or foreign, shall not be considered to be “generally available to the public”;

b)                                     is subsequently disclosed to the receiving party without any obligations of confidence by a third party who has not derived it directly or indirectly from either party to this Agreement; or

c)                                      the receiving party is compelled by legal process or government regulation or order to disclose.

23.5                           Both parties shall be irrevocably authorized to disclose this Contract in so far as it is required to do so by any listing authority in connection with a stock exchange listing, private equity transaction or as a result of any debt financing process.

Article 24.            Conformity with Site regulations

While the Contractor’s (and sub-contractor’s) staff attend at Inmarsat’s premises they will conform to Inmarsat’s normal codes of staff and security practices on site including health & safety obligations and IT security practices.

20

Inmarsat’s personnel attending Contractor’s premises will conform to Contractor’s normal codes of staff and security practices on site including health & safety obligations and IT security practices.

Article 25.            Non Solicitation of Personnel

Unless otherwise approved in writing, for the term of this Contract and 12 months beyond neither Party will solicit, offer employment to or contract with either directly or indirectly any Personnel, employee(s) or key personnel of the other party who has been materially involved in the performance of this Contract.

Article 26.            Termination

This Contract may be terminated:

26.1                           By either party forthwith on giving notice in writing to the other if:

a)                                      the other commits any material breach of any term of this Contract or any other breach, including, but not limited to anticipatory breach, repudiation, inability to perform, or lack of due diligence and (in the case of a breach capable of being remedied) fails, within 30 (thirty) days after the receipt of a request in writing from the other party so to do, to remedy the breach (such request to contain a warning of such party’s intention to terminate);

b)                                     the other party shall have a receiver or administrative receiver appointed over it or over any part of its undertaking or assets or

c)                                      the other party shall pass a resolution for winding-up (otherwise than for the purpose of a bona fide scheme of solvent amalgamation or reconstruction) or

d)                                     a court of competent jurisdiction shall make an order to that effect or if the other party shall become subject to an administration order or

e)                                      the other party shall enter into any voluntary arrangement with its creditors or

f)                                        the other party shall cease or threaten to cease to carry on business.

26.2                           By Inmarsat by giving to the Contractor not less than 30 days’ written notice of termination to expire on the scheduled date for completion of any Milestone (taking into account any extensions of time granted under the provisions of this Contract).   In the event of such termination by Inmarsat, the termination charges shall be determined by good faith negotiations between Inmarsat and the Contractor based on the cost of work performed to date by the Contractor and taking into account such costs as loss of contract, loss of revenue, costs and expenses incurred in the deployment of people and resources and in relation to goods and services reasonably necessary for the performance of this Contract. In the event of a lack of agreement on such termination charges the process detailed in Article 41 - Disputes shall apply.

26.3                           By Inmarsat:

a)                                      in the event that the Contractor has made any false, inaccurate or misleading statement(s) (either negligently, recklessly or deliberately) having, in Inmarsat’s reasonable opinion, a material effect on the making or executing of this Contract;

b)                                     where the Contractor takes any action that might reasonably invalidate or put into dispute Inmarsat’s title to the IPR owned by Inmarsat or any of it, or any Foreground, or assists any other person directly or indirectly in any such action.

21

26.4                           In no event shall the termination charges exceed the unpaid balance of the Contract price. In the case of termination in part, the termination charges shall not exceed that unpaid balance of the severable portion of the Contract price applicable to the part of the Work that is terminated.

26.5                           Unless otherwise agreed, subject to payment of the relevant costs and / or Milestone payments Inmarsat shall be entitled to take possession of all Work completed or in progress prior to termination under this Article, except for Work associated with any executory portion of the Contract that is not terminated.

26.6                           The termination charges determined pursuant to this Article shall be reduced by the following:

a)                                      Any amounts previously paid by Inmarsat to the Contractor with respect to the performance of the Work prior to termination that are over and above actual work carried out at the date of termination

b)                                     Amounts representing the resale, reuse, or salvage value to the Contractor, or to its Sub-Contractors and suppliers, of items that Inmarsat has not taken possession. For the avoidance of doubt both parties are aware that the probability of reselling the Programs is low.

Article 27.            Financial Information

The Contractor and Inmarsat shall review the financial status of the Contractor on a quarterly basis. The Contractor agrees to provide relevant available information to Inmarsat, in either an audited or un-audited state, to facilitate these reviews.

Article 28.            Effects of Termination

28.1                           Any termination of this Contract (howsoever occasioned) shall not affect any accrued rights or liabilities of either party nor shall it affect the coming into force or the continuance in force of any provision hereof which is expressly or by implication intended to come into or continue in force on or after such termination.

28.2                           Upon any termination of this Contract by Inmarsat pursuant to 26.1 or 26.3 Inmarsat may, in its sole discretion, take over all or part of the Work affected by the termination, and proceed with the same to completion, by contract or otherwise.  For this purpose, Inmarsat may take possession of, and utilize in completing the Work, such materials, equipment, information and data as may be necessary therefore subject to payment having been made as per Article 6 — Payment and Expenses, but provided always that the Contractor shall pay Inmarsat for any increased costs reasonably incurred in completing the Work and/or fulfilling the Purpose.

28.3                           The Contractor shall forthwith deliver up to Inmarsat all copies of any information and data supplied to the Contractor by Inmarsat for the purposes of this Contract and shall certify to Inmarsat that no copies of such information or data have been retained.

28.4                           In the event of termination under 26.2 above, as part of the good faith negotiations Inmarsat shall return to the Contractor any hardware or software that is not paid for, unless both parties agree otherwise.

28.5                           Upon any termination of this Contract (howsoever occasioned) both parties shall endeavour to use the provisions of Article 41 — Disputes, and Article 42 — Arbitration, prior to exercising their respective rights under this contract through a court of law.

22

Article 29.            Force Majeure

29.1                           Neither Party shall be excused from performance due to any failure to perform by its Sub-Contractors or suppliers unless their failure to perform is due to Force Majeure.

29.2                           Any Party whose ability to perform is affected by Force Majeure shall take all reasonable steps, without incurring additional cost or expenses, to mitigate the impact on the Contract.  The non-performing Party claiming Force Majeure shall notify in writing the other Party within thirty (30) days of the Force Majeure specifying the nature and extent of the circumstances causing Force Majeure.  The notice shall include the expected extent of the delay if known otherwise the non-performing Party shall notify the other Party as soon as possible.

29.3                           If the effect of the Force Majeure is, or will be, to delay the schedule:

a)                                      by more than thirty (30) days, or is permanent, Inmarsat may declare this Contract to be terminated immediately, in whole or in part, or

b)                                     by less than thirty (30) days the non-performing Party shall not be responsible for any consequent delay, and the relevant schedule or time period shall be extended accordingly, provided notice of the Force Majeure has been given.

Article 30.            Liability

30.1                           The Contractor shall indemnify Inmarsat and keep Inmarsat fully and effectively indemnified on demand against any loss of or damage to any property or injury to or death of any person to the extent caused by any negligent act or omission or wilful misconduct of the Contractor, its employees, agents or subcontractors.

30.2                           Inmarsat shall indemnify the Contractor and keep the Contractor fully and effectively indemnified on demand against any loss of or damage to any property or injury to or death of any person to the extent caused by any negligent act or omission or wilful misconduct of Inmarsat, its employees, agents or subcontractors.

30.3                           Except in respect of injury to or death of any person (for which no limit applies) the respective liability of the Contractor and Inmarsat under Articles 30.1 and 30.2 in respect of each event or series of connected events shall not exceed [***].

30.4                           With the exception of the limits stated in Article 30.3 the limit of liability in respect of any other claim for loss or damage arising out of, or in connection with any provision of the Contract, shall under no circumstances exceed in aggregate for one incident or series of incidents arising from the same event the sum of [***] for claims arising out of the period up to Final Acceptance and [***] for claims arising out of the period within the 24 (twenty four) months warranty period.

30.5                           Notwithstanding anything else contained in this Contract neither party shall be liable to the other party for loss of profits, revenues, the use of money, goodwill or anticipated savings or contracts or other special, indirect or consequential loss or damage of any kind whether arising from negligence, breach of contract or howsoever caused (whether any such loss is reasonably foreseeable or not).

30.6                           The Contractor shall not be liable to Inmarsat for any loss arising out of any failure by Inmarsat to keep full and up-to-date security copies of the computer programs and data it uses in accordance with best computing practice

30.7                           The Contractor shall not be liable to Inmarsat in contract, tort (including negligence) or otherwise for any loss or damage arising from any cause save to the extent that such loss or damage is caused by an act or omission of the Contractor or Sub-Contractor.

23

Article 31.            Insurance

The Contractor shall prove to Inmarsat prior to the commencement of Work under this Contract either by copy of insurance certificate or broker’s letter that the required insurance to cover the liabilities above or listed in the Schedules is in place for the duration of this Contract.  Level of insurance cover shall also be reviewed as part of the contractual performance of the Contractor.

Article 32.            Entire agreement

This Contract (including all its schedules) constitutes the entire agreement between the Parties with respect to the subject matter of this Contract, and supersedes all prior or existing correspondence, representations, proposals, negotiations, understandings, or agreements of the Parties, whether oral or written.  The Parties also acknowledge that there are no collateral contracts between them with respect to the Contract’s subject matter.

Article 33.            Third party contract rights exclusion

Unless otherwise stated in this Contract, group companies and/or affiliates of the Parties or third parties are not entitled to enforce this Contract directly in respect of work or services but must do so via the Party they are associated with.  The Parties agree that the Contracts (Rights of Third parties) Act 1999 shall not apply to this Contract.

Article 34.            Sub-contracts

34.1                           The Contractor shall not, without the prior written consent of Inmarsat (which shall not be unreasonably withheld or delayed), enter into any sub-contract with any person for the performance of any part of this Contract in excess of $200,000 (Two Hundred Thousand US Dollars) provided that this provision shall not apply to:

a)                                      the purchase by the Contractor of any standard equipment and materials; and

b)                                     the sub-contract(s) (if any) specified in SCHEDULE 8 - Key Sub-Contractors

34.2                           The Contractor shall not be relieved from any of its obligations hereunder by entering into any sub-contract for the performance of any part of this Contract.  If requested by Inmarsat, the Contractor shall promptly provide Inmarsat with details of any sub-contracts giving reasonable consideration to commercial in confidence information contained therein.

34.3                           Article 34.1 shall not prevent or restrict the Contractor from entering into a contract with an individual (or a corporate entity set up by that individual for the purpose of entering such a contract with the Contractor) to engage that individual in the provision of services to the Contractor in connection with the provision of the Work.

24

Article 35.            Access to Work in Progress and Data

35.1                           As used in this Article, the term “Sub-Contractors” refers to those Sub-Contractors within the scope of Article 34 hereof, entitled Sub-Contracts.  To the extent necessary to implement this Article, the Contractor shall pass the provisions hereof through into all such Sub-Contractors and suppliers of critical path items.

35.2                           The Contractor shall provide for design and progress review meetings with Inmarsat, and submit reports and documentation, in accordance with the Contract.

35.3                           Inmarsat shall have the right, at all reasonable times during the performance of this Contract, to monitor the Work in progress at the plants of the Contractor and its Key Sub-Contractors.

35.4                           All documentation and data relating to the performance of this Contract shall, upon Inmarsat’s request and at Inmarsat’s election, be made available for inspection and copying at the plants of the Contractor and its Sub-Contractors, or copies shall be delivered to Inmarsat.  This obligation shall apply during the period of performance of the Contract.  With respect to any such documentation and data that is not deliverable pursuant to Article 2 hereof, entitled Services, Equipment and Programs to be provided, Inmarsat shall reimburse the reasonable costs of copying and delivery.  Thereafter, to the extent that such documentation and data is of a type normally retained by the Contractor and its Key Sub-Contractors, it shall continue to be available for such purposes for a period of two (2) years from the date of expiry or earlier termination of this Contract.

35.5                           Subject to reasonable arrangements to ensure the confidential treatment of proprietary information, the same rights of access granted to Inmarsat in this Article shall be granted to any technical consultants working for Inmarsat in connection with this Contract or any projects related to the Work to be performed under this Contract.

Article 36.            Key Personnel

36.1                           The Contractor agrees that those individuals identified in SCHEDULE 5 - Staff & Representatives, are necessary for the successful completion of the Work to be performed under this Contract.

36.2                           Such key personnel shall not be removed from the performance of the Work under this Contract unless replaced with personnel of substantially equal qualifications and ability.  Inmarsat shall have the right to review the qualifications of any proposed replacements, subject to the Contractor’s obligations to comply with confidentiality obligations and all applicable law, including without limitation in relation to data protection, and, if for good and sufficient reasons Inmarsat deems such personnel to be unsuitable, Inmarsat may require the Contractor to offer alternative candidates where such are available.

36.3                           Notwithstanding its role in approving key personnel and their replacements, Inmarsat shall have no supervisory control over their work, and nothing in this Article shall relieve the Contractor of any of its obligations under this Contract, or of its responsibility for any acts or omissions of its personnel.

36.4                           The Contractor acknowledges that any personnel supplied under this Contract are not intended to be, or be deemed to be, employees of Inmarsat and further that such personnel are not entitled to any rights or benefits provided by Inmarsat to its employees.

25

Article 37.            Key Sub-Contractors

37.1                           The Contractor agrees that those Sub-Contractors identified in SCHEDULE 8 - Key Sub-Contractors, are necessary for the successful completion of the Work to be performed under this Contract.

37.2                           The Contractor hereby agrees to use its best efforts to enter into subcontracts with these key Sub-Contractors.  If, for any reason, the Contractor is unable to enter into subcontracts with any of these key Sub-Contractors, or such subcontracts are entered into and are subsequently terminated, the Contractor shall replace such key Sub-Contractors with Sub-Contractors of substantially equal qualifications and ability acceptable to Inmarsat acting reasonably.

37.3                           Nothing in this Article shall relieve the Contractor of its responsibility for the performance, in accordance with this Contract, of the subcontracted Work.

Article 38.            Principles Applicable to Selection of Sub-Contractors and Suppliers

To the greatest extent practicable, the Contractor shall ensure that any replacement subcontracts entered into pursuant to Article 37 hereof, entitled Key Sub-Contractors, or any new subcontracts entered into pursuant to Article 34 - Sub-contracts, are awarded on the basis of open international competition, and to Sub-Contractors offering the best combination of quality, price, and the most favourable delivery time.  These principles shall also apply to selection of suppliers.

Article 39.            Publicity and announcements

39.1                           The Contractor shall obtain the prior written approval of Inmarsat, such approval not to be unreasonably withheld or delayed, concerning the content and timing of information releases including but not limited to news releases, articles, brochures, advertisements, prepared speeches, to be made by the Contractor or any of its Sub-Contractors concerning this Contract or the work and service(s) performed or to be performed under this Contract.

39.2                           Inmarsat shall be given a reasonable time to review the proposed text prior to the date scheduled for its release.  Inmarsat reserves the right to refuse, amend, or delay publication when publication may, among other reasons, prejudice protection of or application(s) for registration of intellectual property.

39.3                           For the avoidance of doubt, and notwithstanding anything to the contrary, Inmarsat shall be entitled to disclose all or part of this Contract to the extent necessary to comply with any UK, US or other listing authorities representatives should Inmarsat seek such listing.

39.4                           Inmarsat shall inform the Contractor if it intends to make any announcements on this Contract or the work and services performed or to be performed under this Contract. The Contractor shall have a reasonable time to review the announcements and raise any concerns or queries. Inmarsat will reasonably take these queries and comments into account before making the final announcement, however the final decision on the content of any such announcements shall vest solely in Inmarsat.

Article 40.            Law

This Contract shall be governed by and construed in accordance with the laws of England.  The parties hereby submit to the exclusive jurisdiction of the courts of England and Wales and agree that all disputes not resolved by the procedures in Article 41 - Disputes, or Article 42 - Arbitration, below shall be referred to the English Courts in London.

Article 41.            Disputes

The Parties may agree on a system of problem escalation for each Schedule, otherwise if no specific system is developed, the default process detailed below shall apply:

26

41.1                           The Parties shall promptly and in good faith attempt to resolve any issues in the forum of regular review meetings.

41.2                           Should an issue not be resolvable in this forum the Parties shall agree a joint written statement of the issue and within 5 (five) working days. Senior management, who have overall responsibility of the Work, shall meet in an attempt to resolve the issue within 10 (ten) working days.

41.3                           If the issue can be resolved at any time by use of an expert to determine specific technical or financial issues then the Parties may agree to refer the issue to an independent third party to resolve.  The costs of the expert are to be divided between the Parties as determined by the expert.

41.4                           If the Parties cannot resolve the dispute between themselves following the process above then Article 42 - Arbitration shall apply.

Article 42.            Arbitration

42.1                           Any dispute, which is not settled under Article 41 - Disputes above, shall be resolved by arbitration under the Rules of the London Court of International Arbitration in effect on the date that the arbitration is initiated.

42.2                           A sole arbitrator shall be appointed by the Court, unless the Parties agree in a particular case that the tribunal should consist of more than one arbitrator, or unless the Court determines in view of all the circumstances of the case that a three (3) member tribunal is appropriate.

42.3                           The place of arbitration shall be London, England and the arbitration shall be held in English.

42.4                           Responsibility for paying the costs of the arbitration, including the costs incurred by the Parties themselves in preparing and presenting their cases, shall be apportioned by the tribunal.

42.5                           The award shall state the reasons upon which it is based and shall be final and binding on the Parties as from the date it is made.  If the matter is such it cannot be resolved by arbitration then the Parties may refer the matter to the courts.

42.6                           Judgment upon the award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

42.7                           The Parties recognise that the subject matter of this Contract is unique, and that damages may not be adequate under some circumstances.  For these reasons, the Parties agree that the tribunal shall be empowered to decree specific performance.

Article 43.            Severability

If any part of any provision of this Contract may prove to be illegal or unenforceable the other provisions of this Contract and the remainder of the provision in question shall remain in full force and effect.

27

Article 44.            Notices and communications

44.1                           All day-to-day communications, reports, and other correspondence to be provided to Inmarsat or the Contractor under this Contract shall be sent for the attention of the Responsible Officers or authorized agent referred to in SCHEDULE 1 - Statement of Work and made or confirmed in writing, including e-mail or facsimile.

44.2                           Formal notices and invoices must be sent only in writing and should be sent by post, or facsimile to the Representative or authorized agent of the party referred to above in Article 20 - Representatives.

44.3                           All documentation and communications required under this Contract shall be in the English language.

Article 45.            Formal Notices

All notices which are required to be given shall be in writing and shall be sent to the address of the recipient set out in this Contract or such other address in England as the recipient may designate by notice given in accordance with the provisions of this Article.  Any notice may be delivered personally or by first class prepaid letter or facsimile transmission and shall be deemed to have been served if by hand when delivered, if by first class post 48 hours after posting and if by facsimile transmission when despatched.

INMARSAT:	CONTRACTOR:
Addresses:	Addresses:
Inmarsat Ltd	Danet GmbH
99 City Road	Gutenbergstrasse 10
London EC1Y 1AX	64331 Weiterstadt
England	Germany

Fax:+44 20 7728 1612	Fax:+49 6151 868 472

Article 46.            Further assurance

The parties shall execute and do all such further deeds, documents and things as may be necessary to carry the provisions of this Contract into full force and effect.

Article 47.            Waiver

No relaxation forbearance delay or indulgence by either party in enforcing any of the terms and conditions of this Contract or the granting of time by either party to the other shall prejudice affect or restrict the rights and powers of the said party nor shall any waiver by either party of any breach hereof operate as a waiver of or in relation to any subsequent or any continuing breach hereof.

28

Article 48.            Assignment

48.1                           Subject to the provisions of 48.3 and 48.4 below neither party shall assign or delegate, either in whole or in part, this Contract or any of it’s rights, duties, or obligations hereunder to any person or entity without the prior express approval of the other party, such approval not to be unreasonably withheld.

48.2                           Notwithstanding any conditions under which the non-assigning party may grant such approval, the assigning party shall remain a guarantor to the non-assigning party of the performance of the assigned or delegated duties and obligations in accordance with this Contract and all applicable laws.

48.3                           Either party shall be entitled to assign or novate this Contract, or any part thereof, and/or any rights or obligations hereunder to its ultimate holding company or any subsidiary thereof.

48.4                           Both parties shall be entitled to assign or novate this Contract in connection with the sale of all or substantially all of the business to which it relates.

Article 49.            Government Authorisations and Licences

49.1                           The Contractor shall be responsible for obtaining all governmental authorisations and licences necessary for the performance of the Work , provided that Inmarsat shall provide the Contractor with such assistance and information as are necessary therefore.  For this purpose the Work shall include without limitation the delivery of all items, documents and data which are deliverable pursuant to Article 2 of this Contract, entitled Services, Equipment and Programs to be provided, the conduct of tests and design and progress reviews in accordance with the requirements of this Contract.  Certification by the Contractor to Inmarsat of the receipt of such governmental authorisations and/or licences is a condition subsequent.  If such receipt is not certified to Inmarsat within thirty (30) days after the date such governmental authorisations and/or licences are required, Inmarsat may rescind this Contract.  In the event of such decision, Inmarsat shall have no financial or other obligation to the Contractor relative to this Contract, and any amounts previously paid by Inmarsat to the Contractor shall be refunded with interest at the rate as set out in 6.6 hereof, entitled Payment and Expenses.  Such interest charges shall be computed commencing from the date when the Contractor received the refundable payments.

49.2                           If the Contractor does not certify receipt of all necessary governmental authorisations and/or licences within the time limit specified in 49.1 above, and if Inmarsat nevertheless elects not to rescind the Contract but instead to allow the Contractor to proceed with the Work pending receipt of such authorisations/licences, any subsequent failure of the Contractor to obtain such authorisations/licences shall be treated as follows:

a)                                      If such failure is attributable to lack of due diligence by the Contractor Article 26 hereof, entitled Termination, shall apply.

b)                                     If the Contractor has acted with due diligence, has notified Inmarsat in accordance with the provisions of this Contract and its failure to obtain the necessary governmental authorizations or third party licence is attributable to causes beyond the Contractor’s reasonable control, Article 29 hereof, entitled Force Majeure, shall apply.

49.3                           Without prejudice to Article 49.1 above:

a)                                      the exercise by Inmarsat or its technical consultants of any rights under Article 35 above hereof, entitled Access to Work in Progress and Data; and

b)                                     the exercise by Inmarsat or its Designees of any rights under Article 16 above hereof, entitled Propriety Rights shall be subject to applicable domestic laws relating to the export of the subject technology.  The Contractor shall upon request exercise due diligence to obtain any such licence as may be necessary for the exercise of any such rights.

29

Article 50.            Order of Precedence

Should any conflict arise between any Schedule hereto and the terms and conditions of this Contract, the terms and conditions of this Contract shall take precedence.

The Parties below have signed this Contract in duplicate.

INMARSAT LIMITED		CONTRACTOR

BY:	/s/ MIKE DAY	BY:	/s/ JORDI VILARDELL

Printed Name:	Mike Day	Printed Name:	Jordi Vilardell

Title:	Senior Contracts Manager	Title:	Corporate Vice President

Date:	12th June 2003	Date:	12th June 2003

WITNESSED BY:

BY:

Printed Name:

Title:

Date:

30

SCHEDULE 1    STATEMENT OF WORK

(See separate Document)

31

Contract INM-CO/03-3609/MD BGAN BSS STATEMENT OF WORK V3.0

BGAN

BGAN BSS

STATEMENT OF WORK

Final Version

Version 3.0

TABLE OF CONTENTS

1.	INTRODUCTION

1.1.	Purpose and Scope

1.2.	Definition Methodology

1.3.	Inmarsat Management Requirements

1.4.	BGAN Business Support System (BGAN-BSS)

1.5.	BGAN BSS and R-BGAN BSS

1.6.	BGAN BSS Document Hierarchy

1.7.	Abbreviations

2.	RESPONSIBILITIES OF EACH PARTY

2.1.	Contractor Responsibilities

2.2.	Inmarsat Responsibilities

3.	OVERALL EQUIPMENT AND SERVICES

3.1.	BGAN-BSS Programme

4.	PROJECT MANAGEMENT

4.1.	Project Planning and Control

4.2.	Progress Reviews

4.2.1.	Progress Meetings

4.2.2.	Project Milestone Review Meetings

4.2.3.	Extraordinary Management Meetings

4.3.	Implementation Plan/Program Milestones

4.4.	Progress Reporting

4.5.	Project Scheduling

4.6.	Project Team

4.7.	Location of the Work

4.8.	Inmarsat Right of Access

5.	QUALITY MANAGEMENT

5.1.	Quality Assurance

5.2.	Quality Control

5.3.	Reliability

5.4.	Configuration Management

6.	BGAN-BSS TEST MANAGEMENT

6.1.	Unit Testing

6.2.	Sub Systems Integration Testing

6.3.	Acceptance Testing

6.4.	Factory Acceptance Tests (FAT)

6.5.	Site Acceptance Testing (SAT)

6.6.	R-BGAN BSS and BGAN BSS Migration Dry Run Testing (MDR)

6.7.	BGAN BSSFinal Acceptance

6.8.	BGAN Systems Integration Effort

6.8.1.	BGAN Development Co-ordination Forum

6.8.2.	Access to Reference Test Bed

6.8.3.	BGAN Integration Support

7.	DELIVERY, INSTALLATION AND INTEGRATION

7.1.	Site Survey

7.2	Equipment Delivery Preparation

7.3	Equipment Transportation and Shipment

7.4	Site Installation and Integration

8.	TRAINING MANAGEMENT

8.1.	General Requirements

8.2.	BGAN-BSS Operator Training Requirements

8.3.	BGAN-BSS End-User training

9.	WARRANTY AND MAINTENANCE

9.1.	General Requirements

9.2.	Warranty and Support Requirements

9.3.	Support during Warranty and Maintenance Period

9.3.1.	Provisioning of Spares

9.3.2.	Warranty and Maintenance Plan

9.4.	Warranty and Maintenance Procedures

9.4.1.	Warranty and Maintenance Support And Fault Reporting

9.4.1.1.	System Problem Categorisation

9.5.	Telephone On-Call Technical Warranty and Maintenance Support

9.6.	Fault Reporting

9.7.	On-site Attendance

9.8.	Problem Resolution

9.8.1.	P1 Resolution and P2 Resolution

9.8.2.	P3 Resolution

9.8.3.	Regression Testing

9.9.	Status Reporting

9.10.	Warranty and Maintenance Change Control

9.10.1.	Document Updates

9.10.2.	Software and Hardware Updates

9.10.3.	Consolidated Software Releases

9.10.4.	System and Configuration Build

9.11.	Release Control

9.12.	Support Activities

9.12.1.	Field Activity

10.	DELIVERABLE DOCUMENTATION

11.	APPLICABLE STANDARDS

11.1.	Site Requirements

11.2.	Environmental Conditions

11.3.	Health and Safety

12.	TEST FACILITIES

12.1.	Test Simulator

12.2.	BSS Reference Test Bed (RTB)

13.	APPENDIX A - ABBREVIATIONS

1.                                      INTRODUCTION

1.1.                            Purpose and Scope

This Statement of Work (SOW) defines the work to be performed by the Contractor for the Inmarsat BGAN-BSS Project.

The Technical, Operational and Functional Requirements Specification (TOFRS) outlines the overall architecture of the BGAN-BSS suite of Business Applications which will be deployed to support the commercial and business interests of Inmarsat and its Broadband Global Area Network.

1.2.                            Definition Methodology

From hereon, the meaning of the following terms is appropriate throughout this SOW:

Shall                                           Represents a mandatory requirement that must be implemented in full by the Contractor or Inmarsat as noted.

Should                                 Represents a desirable or highly desirable requirement whose implementation (in full or in part) is considered advantageous to the service.  I

Text that does not contain either shall or should is to be considered as background information, provided to explain further the rational behind the overall Programme and requirements placed.

1.3.                            Inmarsat Management Requirements

The BGAN-BSS project will include all of the Business Functionality required to support the family of products provided in the Inmarsat BGAN Program. Consequently the overall BSS Project will consist of many different application, hardware and software platforms.

The Contractor shall:

a)              Provide overall program management for the entire project

b)             Manage the deliverables of all Contractors and/or sub-contracting suppliers on behalf of Inmarsat

c)              Integrate all BGAN BSS modules, external interfaces and current R-BGAN BSS.

d)             Ensure that all necessary internal and external interfaces are compliant with Inmarsat standards and requirements

e)              Report directly to Inmarsat BGAN BSS management team on all aspects of the Project Management Plan.

1.4.                            BGAN Business Support System (BGAN-BSS)

The BGAN-BSS will provide business management functions for the BGAN and R-BGAN product and services, with the emphasis on timely customer administration, customer management, billing and complex rating. A modular architecture is required that enables further business functional modules to be inserted as the

BGAN expands in terms of services, traffic levels and subscriber numbers. Hence, the BGAN-BSS architectural foundation must be developed with flexibility and expansion in mind. The BSS represents a fully integrated system providing rating, billing, service provisioning, mediation, interconnection, service provider interfacing and customer relationship management.

In summary, the key attributes of the BGAN-BSS are:

1.               Effective billing, rating, customer care and relationship management.

2.               Effective and co-ordinated fault management.

3.               Service provisioning and activation.

4.               Automated and flexible mediation to respective ground network elements.

5.               Roaming and Interconnect

6.               Effective Fraud Management (If option taken)

7.               Data Warehouse Capability

8.               Open architecture based on standardised Application Programming Interfaces (API) and fully integrated modules.

9.               Effective Alarms and Monitoring tools for the overall architecture

1.5.                            BGAN BSS and R-BGAN BSS

For its 2.5G services (GPRS) Inmarsat has developed a BSS solution (referred to as the R-BGAN BSS).

The R-BGAN BSS solution went live at the end of 2002. Consequently, apart from the BGAN BSS developments and implementation, there is a requirement to migrate the R-BGAN application (inclusive of all data and function) to the BGAN BSS application.

Inmarsat anticipates that the BGAN BSS solution will be based upon the R-BGAN BSS system. In any case, the proposed BGAN BSS solution shall support all functionalities (meaning business objects and their related processes rather than the implementation themselves) provided by the R-BGAN BSS (i.e. BGAN-BSS will remain completely backwards compatible to R-BGAN BSS). Please refer to TOFRS section 4. “Solution Overview” for a more detailed description.

There shall only be, at any point in time, only one production version of the Inmarsat BSS Platform. Consequently the implementation plan must consider the following:

a)              During this project there will be continuous Change Requests for R-BGAN products and Services and functionality which will change the code, DB structures, configuration and/or software versions on the production platform

b)             There will be continuous bug fixes to the R-BGAN production platform

c)              There will be continuous changes and bug fixes to the BGAN BSS platform throughout the development lifecycle.

As a consequence the business functionality of both the R-BGAN and BGAN BSS platforms will gradually differ. However these must converge again into one platform.

It is essential that this issue is resolved and included into the implementation plan provided by the Contractor.

1.6.                            BGAN BSS Document Hierarchy

This BGAN procurement concerns the design, development, implementation and test of all BGAN BSS systems, sub-systems and system modules.

The contract documentation has been structured as follows:

a)              The Statement of Work (SOW) describes how the work is to be organised, managed and controlled.

b)             Technical, Operational and Functional Requirements Specification (TOFRS) presents requirements for the Business Support Systems (BSS) required to undertake call data collection, Charging/Rating, Service Order Management Billing, Customer Care activities (e.g. Fault Management, Fraud Management etc), Interconnect Settlement, Roaming etc

Each document listed above will form the baseline contractual commitment. In addition, some documents also reference out to other “applicable documents”. Agreement to the Contract document is taken to also encompass the applicable documents, which are referenced in each Contract document.

All BGAN BSS Contract documentation is under Inmarsat document change control. In the case of applicable documents called up within the Contract documents, then the appropriate issue is clearly identified unless otherwise stated. Should later changes be required to the Contract SOW and TOFRS after contract award then these will be handled using the Inmarsat Change Procedure defined in the contract.

1.7.                            Abbreviations

Refer to Appendix A.

2.                                      RESPONSIBILITIES OF EACH PARTY

Each Party playing a role in the project will have its own defined responsibilities:

2.1.                            Contractor Responsibilities

1.                                       The Contractor shall be fully responsible for all tasks related to the design, development, fabrication, integration, testing, delivery of BGAN-BSS, and installation and commissioning of the BGAN-BSS

2.                                       This responsibility shall include activities performed by any subcontractor used by the Contractor in the completion of this work. Although Inmarsat plans to interface directly with the prime Contractor and not formally through key sub-contractors, Inmarsat shall have the right to participate in meetings and/or decision-making processes with subcontractors.

3.                                       The Contractor shall plan the work being conducted in accordance with the contractual milestones and associated schedule in Table 2 (section 4.5). The Contractor shall make best efforts to advance the schedule when feasible.

4.                                       The Contractor may adjust the activities in the Project management Plan (i.e. as long as it continues to conform to paragraph 3 above) up to and including the Final Design Review (FDR). Subsequent to the FDR the plan will be base lined and shall not be changed without the express permission of the Inmarsat BGAN Project Management team.

5.                                       BGAN BSS Final acceptance of the work shall be based on the completion of all contractual requirements and agreed change requests to be delivered before Final Acceptance,

6.                                       The Contractor shall enter the warranty period and subsequent maintenance arrangements upon completion of the BGAN BSS Final Acceptance.

7.                                       This responsibility shall include all programme management tasks including formal reporting to Inmarsat on Programme status.

8.                                       Inmarsat approval, not to be unreasonably withheld, shall be required for successful completion of the program milestones defined in Table 2.

9.                                       At Inmarsat’s request, the Contractor shall make available any full or draft documentation related to BGAN BSS design, development, implementation, testing or planning phases. On request the Contractor will provide documentation for information purposes only to facilitate discussions.

10.                                 Inmarsat will chair a Change Control Board (CCB) consisting of representatives of all contracted BGAN equipment manufacturers (RAN, CN, UT, BSS and DCN) which will be responsible for agreement of changes to all Interface Control Documents (ICDs). The BSS Contractor shall be required to participate and contribute in the CCB as needed throughout the contract period.

11.                                 The Contractor shall participate and contribute to the BGAN Development Coordination Forum. The BGAN DCF will be chaired by Inmarsat. The scope of the BGAN DCF is as follows:

11.1.                        Resolution of technical and operational issues related to the development of the BGAN system

11.2.                        Co-ordination of the inter-working and integration testing between different BGAN subsystems

11.3.                        Identification and Resolution of technical issues related to gaining licencing and market access for the BGAN system operation and service provision

12.                                 The Contractor shall ensure that all the BGAN-BSS functionalities are backwards compatible with RBGAN-BSS (including RBGAN migration over the I4 satellite).

13.                                 The Contractor shall assist Inmarsat with the interconnection of the BGAN BSS and external parties (Distribution Partners, Roaming Partners and/or Clearing House, Interconnect Partners), including VPN and firewall configuration information.

14.                                 The Contractor shall demonstrate all the external interfaces between the Core Network and the BSS for essential Business Processes : Pre Provisioning, pre-pay, provisioning and events collection. Inmarsat shall be responsible for the co-ordination of these activities with the Core Network supplier.

15.                                 The Contractor shall procure all necessary communication equipment and communication links (at its Site) to Inmarsat and other BGAN contractors required for BGAN BSS development and warranty..

16.                                 The Contractor shall obtain sign off confirmation that the Inmarsat installed configurations are certified or approved by the hardware and COTS providers.

17.                                 The BGAN System Acceptance Testing phase will validate the full operability of all BGAN internal and external elements and parties including Distribution Partners, Roaming Partners, Service Providers, SIM Manufacturers, Product Distributors, the BGAN Network, BSS and User Terminals. Hence it will involve the full network interconnection between the SASes and Ground Segments, BSS and Ground Segments, connection with other Network Providers, and the full business relationship between end users, Distribution Partners and Inmarsat via the BSS.

This Testing Phase is planned to start after BSS SAT and continue after the final acceptance of each individual segments (BSS, UT, CN, SAS).

This phase shall be under the management and control of Inmarsat. The Contractor shall provide the necessary support to Inmarsat during this Test Phase from BSS SAT until BGAN BSS Final Acceptance and up to 40 man days after BGAN BSS Final Acceptance.

2.2.                            Inmarsat Responsibilities

Inmarsat shall be responsible for:

a)                                      Provision of all site facilities including the building and associated infrastructure facilities (e.g. air conditioning , mains AC and DC power, UPS, temporary storage, site access, cable ways etc) in readiness for equipment installation.

b)                                     Provision of all connectivity equipment and security equipment (including configuration and support required for installation and operation), connection links required to connect the BGAN-BSS equipment to external networks (including Inmarsat-LAN, Inmarsat BGAN network and BGAN-BSS DMZ)

c)                                      Ensuring suitable authorisation, access and co-operation for the Contractor staff, in the event that the designated sites are not operated by Inmarsat and in order that the Contractor can fulfil the contractual obligations.

d)                                     Ensuring that adequate precautions are in place to safeguard any Contractor equipment whilst on site.

e)                                      Providing suitable office facilities and amenities to Contractor staff at the nominated site plus Inmarsat HQ, including reasonable use of office and telecommunications facilities.

f)                                        Providing BGAN BSS Project management with a designated project manager and a programme organisation for this project and ensure appropriate availability of required staff during all phases of the project

g)                                     Providing BGAN BSS support and operational staff which are typically required in setting up complex data processing and running the operation of such systems (once the BGAN BSS is in production and to support RBGAN BSS migration)

h)                                     Chairmanship and administration of the Change Control Board (CCB) , which will be responsible for controlling  (changes to all Interface Control Documents (ICDs).

i)                                         Chairmanship and administration of the Development Co-ordination Forum , which will be responsible for co-ordination and of engineering and operational matters related to the development of the BGAN system.

j)                                         Providing Interface Control Documents for external interfaces in other BGAN segments (e.g XDR format, SIM file …)

k)                                      Providing access and communication links to external interfaces in other BGAN segments (e.g CN) as required per project plan.

l)                                         Providing (supplier-) expertise for all external interfaces as needed and requested by the Contractor for prototyping, integration and test activities

m)                                   Providing Pilots (e.g. DP, ….) for all non-Inmarsat external interfaces as needed per project plan.

n)                                     Specifications regarding products, services, tariffs, invoice layouts, reports as per project plan.

o)                                     Providing suitable office facilities and amenities to contractor staff at the nominated site plus Inmarsat HQ, including LAN access, internet access, printers and photocopiers in order to enable the contractor to conduct the required Inmarsat training courses

p)                                     Setting-up and providing the needed facilities (at Inmarsat premises) in order to establish a remote access from the contractor’s premises to the BGAN BSS

q)                                     Provide feedback including detailed RIDS to each document delivered by the Contractor within 3 weeks, and attempt to answer queries within 5 days.

r)                                        Fulfillment of Inmarsat work share regarding the Data Warehouse, containing but not limited to: Design and population of the core data warehouse, design and population of the data marts, design and production of the reports, internal report delivery, develop and test the administration processes to populate the core data warehouse data store

3.                                      OVERALL EQUIPMENT AND SERVICES

This Section defines the equipment and services to be provided under this Contract.

1.                                       The Contractor shall provide all equipment (including cabling, installation materials first year of consumables, but excluding site facilities, external connections - etc.), executable software, firmware and associated licences necessary to build, install, configure, operate, maintain and, modify the BGAN-BSS.

2.                                       The Contractor shall provide :

a)              A production environment,

b)             A test and disaster recovery environments (note that these two environments can be combined).

c)              A development environment situated at the Contractor’s site

The above environments shall be operational by BGAN BSS FA at the latest.

3.                                       The Contractor shall also provide :

a)              A “sandpit” environment to allow Inmarsat to access the developing software. This can be hosted either at Inmarsat or at the Contractor’s site.

The contractor shall create two separate test environments within the test machinery using the available disk space.

4.                                       The Contractor shall deliver to Inmarsat all application software, standard third party COTS software, data definitions, databases and necessary data required for the satisfactory operation and maintenance of all site and test equipment delivered under this SOW.

5.                                       The Contractor shall also be responsible for populating databases (under Inmarsat instructions) with subscribers, service provider identification, setting of tariffs and all other application data required for launch and operation of the BGAN commercial service. And additionally offer an extended configuration phase where tariff and products will be defined at a later stage of the project. The final tariff structures shall be agreed on and implemented during the Extended Configuration phase. Latest changes required for production shall relate only to rate parameters. These activities shall take place after BSS SAT and prior to BGAN BSS Final Acceptance.

6.                                       The Contractor shall support Inmarsat to migrate the Regional BGAN data to the BGAN BSS for a period up to 3 months after BGAN BSS FA.

7.                                       The Contractor shall deliver to Inmarsat all application software, standard third party COTS software, data definitions, databases and necessary data required for the satisfactory conversion of R-BGAN products and services maintained on the R-BGAN BSS platform.

8.                                       The Contractor shall to provide warranty and support on the BGAN-BSS segment after BGAN BSS Final Acceptance., (see section 9)

9.                                       The Contractor shall provide all necessary training and documentation allowing Inmarsat to operate and further develop the BGAN BSS (see section 8 and 10)

3.1.                            BGAN-BSS Programme

1.                                       The Contractor shall provide, install and test all necessary computing equipment (hardware, firmware and software) and other herein defined auxiliary equipment necessary for the operation of the BGAN-BSS.

2.                                       Such equipment is defined by the TOFRS and in summary shall comprise:

2.1.                              Necessary mediation equipment;

2.2.                              Service provisioning equipment;

2.3.                              Billing and Rating System;

2.4.                              Order management;

2.5.                              Roaming

2.6.                              Fraud Management (If option taken)

2.7.                              Distribution Partner Interface;

2.8.                              Customer Care and Relationship Management;

2.9                                 Decision Support (Date Warehouse) (as defined as part of the joint activity in this Contract)

2.10                           Necessary Interconnect Billing Equipment;

2.11                           Necessary fault management equipment;

2.12.                        Web Interface to BGAN BSS

2.13.                        Revenue Assurance

3.                                       The Contractor shall be responsible for producing site layout plans in liaison with Inmarsat showing where the equipment is to be installed.

4.                                      PROJECT MANAGEMENT

1.                                       The Contractor shall be responsible for management of all matters relating to the performance of the contract.

2.                                       The Contractor shall ensure that personnel and facilities necessary for the total fulfilment of the contract are assigned and duly made available to meet agreed contract milestones.

3.                                       The Contractor shall manage the programme using a recognised project management methodology which shall be presented at the KOR.

4.1.                            Project Planning and Control

1.                                       The Contractor shall develop and maintain a Project Management Plan (PMP) - based on the draft version submitted as part of the Proposal.

2.                                       The PMP shall outline the various project activities required to be performed together with the control procedures that are to be applied and project schedule (see Section 4.5).

3.                                       The PMP shall describe the proposed management team structure together with the overall responsibilities (including any key subcontractors).

4.                                       The PMP shall describe how the Contractor will manage and provide visibility of all work undertaken by any key subcontractors.

5.                                       The development (hardware and software) processes adopted shall comply with Contractor ISO-9001 quality process standards. Key subcontractors are expected to comply with their respective quality standards, which in turn adhere or are equivalent to ISO 9001 standards.

6.                                       The Project Management Plan and Risk Management Plan shall be formally issued at the Kick-off Review Meeting (KOR).

7.                                       The Contractor shall report status and provide Inmarsat with any subsequent updates to the Project Management Plan on a monthly basis and Risk Management Plan on a monthly basis.

8.                                       Thereafter, the Contractor shall maintain the plans in line with the work being performed.

9.                                       Contractor management and development processes shall adhere to the Contractor’s ISO-9001 processes. Consistent with ISO-9001, Inmarsat shall have the right to audit the Contractor management and development practices applied to the BGAN BSS project.

10.                                 The Contractor shall maintain all project documentation related to project planning and provide all deliverables (see Section 10) in electronic form.

4.2.                            Progress Reviews

4.2.1.                  Progress Meetings

1.                                       The Contractor shall conduct a monthly management progress meeting with representatives of Inmarsat either at Inmarsat or Contractor locations.

2.                                       At the management progress meetings the following shall be discussed:

2.1.                              Current active tasks;

2.2.                              Current Project Milestones

2.3.                              Next Month Project Milestones

2.4.                              Technical and schedule aspects;

2.5.                              Status and progress;

2.6.                              Technical, contractual and managerial problems;

2.7.                              Risks and contingency measures (in the form of a Risk Log);

3.                                       In general, the progress meeting shall be held via teleconference, or face to face.

4.                                       The progress report shall be delivered as input to the progress review meeting at least 2 days in advance.

5.                                       The Contractor shall minute the meeting proceedings capturing the key decisions and all actions taken.

6.                                       The minutes shall be agreed with Inmarsat.

7.                                       The minutes shall be produced within five working days of the meeting.

8.                                       Inmarsat reserves the right to call for a formal progress meeting at either Inmarsat or the Contractor’s site if it is felt that an issue requires “one-to-one” resolution.

9.                                       Additional to the monthly meetings the Contractor shall agree to hold weekly scheduled teleconference discussions. These will address:

i.                                          Current status

ii.                                       Risks and mitigating factors

iii.                                    Outstanding issues

10.                                 The Contractor shall hold regular technical review sessions throughout the development phases of the project. These sessions shall be held via teleconference or on site.

4.2.2.                  Project Milestone Review Meetings

The Contractor shall agree the actual time of each project milestone review meeting with Inmarsat at least one month before the meeting.

1.                                       The Contractor shall provide an agenda for each project milestone review at least ten days before the meeting to which Inmarsat may add items to discuss.

2.                                       The Contractor shall plan and conduct the project review meetings defined in Table 1

3.                                       The Contractor shall agree to support additional intermediate progress reviews during the design and implementation, if requested to do so by Inmarsat and with at least three weeks notice.

4.                                       The Contractor shall be responsible for assembling the relevant documentation and presentational material for all project reviews.

5.                                       The Contractor shall submit the documentation to be reviewed at the meeting in accordance with the document delivery schedule within this SOW.

6.                                       Inmarsat intends to use Review Item Discrepancy (RID) forms for feeding back comments with respect to the documentation being reviewed. The Contractor shall incorporate the RID mechanism into the project milestone review process.

7.                                       The Contractor shall provide version control of all RIDS and associated responses and sent them to Inmarsat on a regular basis for review.

8.                                       The Contractor shall be responsible for documenting the review proceedings and monitoring the actions placed.

9.                                       The minutes shall be produced within five working days of the meeting.

10.                                 Actions placed shall be tracked via a formally documented procedure.

11.                                 The minutes shall be agreed with Inmarsat.

12.                                 The acceptance criteria for the review meetings shall be as follows

a)                                      Design Review Milestones (agreed action plans for all RIDS registered for the milestones)

b)                                     Test Review (in accordance with stated Acceptance Criteria)

4.2.3.                  Extraordinary Management Meetings

1.                                       At any point in the Programme, either Inmarsat or the Contractor shall have the right to call an Extraordinary Senior Management meeting, should a major issue arise that threatens the schedule and/or functionality.

2.                                       Each meeting shall require at least ten working days notification.

4.3.                            Implementation Plan/Program Milestones

The implementation plan will cover the end-to-end project processes for the BGAN BSS Project i.e. from signing of the contract to final acceptance of the BGAN BSS.

4.3.1                     Kick-Off Review Meeting (KOR)

A KOR meeting will be held one month after signing of the contract between the Inmarsat BGAN Project Management team and the Contractor at Inmarsat premises. See Table 1 BGAN-BSS Milestone Reviews for details as to the purpose of this meeting.

Details of the Functionality and Data in operation at that time in the R-BGAN project will be supplied to the Contractor. Any other details required about the R-BGAN project must be requested prior to this meeting. It shall be necessary that R-BGAN is included in all application development.

4.3.2                     Preliminary Design Review (PDR).

The main purpose of this meeting will be to further refine the Contractor Contractual deliverables to Inmarsat for the BGAN BSS project. This review shall include the results of the prototyping review(s).

See Table 1 BGAN-BSS Milestone Reviews for details as to the purpose deliverables and activities of this meeting.

4.3.3                     Final Design Review (FDR).

The main purpose of this meeting will be to baseline the Contractor contractual deliverables to Inmarsat for the BGAN BSS project. This review shall include the final results of the prototyping review(s).

Once agreement on baseline activities is made Inmarsat Change Control Procedures will apply to the PMP.

See Table 1 BGAN-BSS Milestone Reviews for details as to the purpose deliverables and activities of this meeting.

4.3.4                     Site Readiness Review (SRR).

This milestone shall review the readiness of BOC and OBC (and SAS if applicable) sites to accept delivery and installation of the Contractor BSS equipment.

4.3.5                     Core Network Inter-Working Test Review (IWTR)

Two SAS core networks elements will be delivered to the Inmarsat during Q1 2004. SAS1 will commence FAT Testing in Oct 2003 with SAT Testing finishing by Q12004.

It is essential that the interconnectivity between the BSS Network Mediation device and the Core Network be tested and specification compliant by SAS SAT i.e. the MD provisioning and MD event collection interface with the Service Order gateway (SOG), the Billing Gateway (BGW), the Prepay Platform (PP) and the Network Elements (NE) included in the Core Network Service Management Architecture (SMA).

Inmarsat will be responsible for the co-ordination of these activities with the Core Network supplier and the in-time availability of the Core Network components.

There shall be parallel analysis, development and testing activity of the BSS/Network interconnectivity with the overall BGAN BSS project development:

a)              To ensure the accuracy and compliance with BSS needs of the ICD the BSS Contractor shall work with the Network Contractor in defining the ICD and identifying early any items not provided on the specification which are necessary for any module of the BSS

b)             The BSS Contractor shall provide development and test platforms and the resources required to develop and test the event collection and provisioning interfaces with the BGW , SOG, PP and the Network Elements (NE) included in the Core Network Service Management Architecture (SMA)

This Interconnectivity Development and Testing parallel project shall be completed by the date of completion of SAT Testing of SAS

4.3.6                     BGAN BSS System Integration Test Review (SITR)

The purpose of this 2 days meeting will be to determine if the software delivered to date at the Contractor’s site shows a level of integration sufficient for subsequent acceptance phases.

The first day will be a presentation of the results of the Contractor’s own internal tests and the second day will be a walkthrough on some of the key Business Processes (prepared by the Contractor) on the SIT environment.

4.3.7                     BGAN-BSS Factory Acceptance Test Readiness Review (FATRR )

The purpose of this meeting will be to determine if the software delivered to date at the Contractor’s site meets acceptance criteria for this stage of the project to allow FAT Testing to commence.

The Contractor shall develop the Test Cases for FAT Testing in accordance with the previously approved Test Strategy. These shall be supplied to the Inmarsat Project management for approval six weeks prior to the FAT dry run. Inmarsat shall also reserve the right to develop their own Test Cases in addition to the Contractor developed test cases these shall be supplied two weeks prior to FAT dry run. The total scope of the test definition will be agreed between Inmarsat and the Contractor.

Once approved by Inmarsat the Contractor shall run these Test Cases on their BGAN BSS platform. The Test Case results shall be made available to the Inmarsat Project Management team 5 working days prior to the meeting. FAT Testing shall be given the go ahead by Inmarsat Project Management if the following acceptance criteria are met: (during FAT dry run)

a)                                      80% of Inmarsat Approved Test Cases were successful or partially successful

b)                                     There are no category 1 faults reported

See Table 1 BGAN-BSS Milestone Reviews for details as to the purpose deliverables and activities of this meeting.

4.3.8                     BGAN-BSS Site Acceptance Test   Readiness Review (SATRR )

The purpose of this meeting will be to determine if the software delivered to date meets acceptance criteria for this stage of the project development to allow SAT Testing to commence.

SAT Testing shall include the full extent of BSS and its relationship with external parties and networks i.e. Core Network, Roaming Partners and/or a Clearing House, Interconnect Partners and one or more Distribution Partners. (Some of the Roaming and interconnect data may be simulated dependent on negotiations with the external partners).

Inmarsat will be responsible for the co-ordination and liaison with the external parties and the in time availability of the external components .

The Contractor shall develop the Test Cases for SAT Testing in accordance with the previously approved Test Strategy six weeks prior to SAT dry run. These shall be supplied to the Inmarsat Project management for approval.  Inmarsat shall also reserve the right to develop their own Test Cases in addition to the Contractor developed test cases. These shall also include RBGAN backwards compatible test cases.

Once approved by Inmarsat the Contractor shall run these Test Cases on the site installed BGAN BSS platform. The Test Case results will be made available to the Inmarsat Project Management team 5 working days prior to the meeting. The total scope of the test definition will be agreed between Inmarsat and the Contractor.

SAT Testing will be given the go ahead by Inmarsat Project Management if the following acceptance criteria are met (during SAT dry run)

a)                                      90% of Inmarsat Approved Test Cases have passed as ok or partially ok

b)                                     There are no category 1 faults reported

c)                                      Reasonable progress of FAT resolution plan

See Table 1 BGAN-BSS Milestone Reviews for details as to the purpose deliverables and activities of this meeting.

4.3.9                     Migration of R-BGAN BSS to BGAN BSS Platform Readiness Review (MRR)

The purpose of this meeting will be to determine if the software tested in MDR Testing is ready for migrating R-BGAN BSS operations on the BGAN BSS platform.

An agreed acceptable due date for all faults outstanding shall be provided by the conclusion of the review meeting before this milestone will be deemed as being passed successfully.

No.	Review Meeting	Purpose	Inputs	Duration (Days)	Location

1)	KICK-OFF MEETING (KOR) Single review to cover the BGAN-BSS developments.

This Review shall include:

a)              Establishing communication lines and contact points for Financial , Technical and Contractual matters

b)             Management Plans

c)              Short-term work plan review (up to PDR)

d)             Review of CN-BSS Integration

e)              Review of Transition Strategy from RBGAN to BGAN

f)                A design Overview of the end-to-end BSS solution

g)             A baseline Project Schedule committing to the Final Project End Date  .

Contractor will supply:

a)              Project Management Plan displaying how the final end date can be met.

b)             Risk Management Plan

c)              Configuration Management Plan

d)             Resource Management Plan

e)              Evolution Strategy to evolve RBGAN BSS to BGAN BSS.

f)                Initial Plan and Strategy for Integration with the Core Network.

g)             Quality Assurance Plan

h)             Initial BGAN BSS Technical Overview description

i)                 Change Management Plan

				2 days	Inmarsat , London

2)	BGAN-BSS Preliminary Design Review (PDR)	This review shall result in: a) Inmarsat/Contractor agreed Functional Specification inclusive of R-BGAN products and services	The Contractor will supply: a) The Functional Specification b) Site Facilities Requirements Specification	3 days	Contractor Premises

No.	Review Meeting	Purpose	Inputs	Duration (Days)	Location

Inmarsat approval will be required for successful completion of this review. Approval will be provided only after all Contractor supplied specifications have been supplied and agreed by Inmarsat. These shall be supplied within 10 working days of conclusion of the PDR.

c)              Subsystem Interface Control Documents

d)             Subsystem Architectural Design Documents

e)              Acceptance Test Plans (Part 1)

f)                External Interface Control Document

g)             Functional Breakdown of BSS Module development

h)             RBGAN to BGAN Migration Design Document

i)                 BGAN BSS High Level Logical System Design Specification

3)	BGAN-BSS Final Design Review (FDR)

This review shall result in:

a)              Inmarsat/Contractor agreed Specifications

b)             Inmarsat/Contractor agreed Management Plans

All specifications shall include R-BGAN business process and data

This will be the Final Baselined Design. Change management procedures will commence as and from the supplied documentation agreed by Inmarsat.

Inmarsat approval will be required for successful completion of this review. Approval will be provided only after all Contractor supplied specifications

The Contractor will make available the following

a)              BGAN BSS Functional Specification

b)             Subsystem Interface Control Documents

c)              Subsystem Architectural Design Documents

d)             System Acceptance Test plans (Part 2)

e)              BGAN BSS Logical design Documents

				5 days	Contractor Premises

No.	Review Meeting	Purpose	Inputs	Duration (Days)	Location

have been supplied and agreed by Inmarsat.

Documentation will be supplied to Inmarsat within 10 working days of conclusion of the FDR. A further 10 working days will be allowed for Inmarsat approval by Inmarsat.

f) BSS External System Interface Design Documents g) Operations Design Document h) R-BGAN Migration to BGAN BSS Design Specification i) Functional Breakdown of BSS module development

4)	SIT	The purpose of this 2 days meeting will be to determine if the software delivered to date at the Contractor’s site shows a level of integration sufficient for subsequent acceptance phases.	• SIT test report • Demonstration of provisioning and cdr collection transaction. • Black box demonstration	2 days	Contractor Site (Factory)

5)	BSS Site Readiness Review	This review shall review the readiness of the BOC and OBC sites to accept delivery and installation of the Contractor BSS equipment.	• BSS Facility Requirements Specification;	1 day	BOC/OBC

6)	BGAN-BSS Factory Acceptance Test Readiness Review (FATRR)

This review shall include:

a)              a review of Test Results carried out by the Contractor of R-BGAN test Cases approved by the Inmarsat BGAN BSS team.

b)             A review of test results carried out on Contractor supplied Test Cases

c)              Decision on progression to FAT Testing for R-BGAN Products.

			a) FAT Acceptance Test Plan and Procedures b) FAT Dry Run Test Results c) FAT BGAN BSS Configuration Report	2 days	Contractor Site (Factory)

No.	Review Meeting	Purpose	Inputs	Duration (Days)	Location
Inmarsat approval will be required for successful completion of this review.

6)	BGAN-BSS Site Acceptance Test Readiness Review (SATRR)

This review shall include:

a)              a review of Test Results carried out by the Contractor of R-BGAN test Cases approved by the Inmarsat BGAN BSS team.

b)             A review of test results carried out on Contractor supplied Test Cases

c)              Decision on progression to SAT Testing

Inmarsat approval will be required for successful completion of this review.

			a) SAT Acceptance Test Plan and Procedures b) SAT Dry Run Test Results c) SAT BGAN BSS Configuration Report	2 days	Inmarsat

7)	BGAN-BSS Core Network Inter-Working Test Review (IWT)

This review shall include the participation of the Network Contractor:

a)              a review of all ICD Documentation

b)             A review of connectivity tests run and failed

c)              A definition of changes to be applied to either the network or BSS software

Inmarsat and Core network Contractor approval will be required for successful completion of this review.

			a) Test Case Results b) ICD Documentation c) Network Change Specification d) BSS Change Specification	2 days	Inmarsat or Contractor site

8)	Migration of	This review shall include	a) Data Conversion Results	2 days	Inmarsat

No.	Review Meeting	Purpose	Inputs	Duration (Days)	Location
	RBGAN BSS onto BGAN BSS platform Readiness Review (MRR)	a) A review of the MDR results between the Live R-BGAN BSS and BGAN BSS b) A review of the data conversion c) Decision to migrate R-BGAN BSS onto BGAN BSS platform	b) Results of the Parallel Run

9)	BGAN BSS Final System Acceptance Review	This review shall include: a) Review of outstanding faults b) Review of plans to correct faults	a) Final compliance matrix b) Outstanding Defects c) Regression test results on SAT defects	1 day	Inmarsat

Table 1: BGAN-BSS Milestone Reviews

4.4.                            Progress Reporting

1.                                       The Contractor shall supply a progress report to Inmarsat by the end of the first week of each month (and in time for the progress reviews as defined in Section 4.2.).

2.                                       The progress report shall identify (as a minimum):

a)              Management Summary;

b)             Work performed during the reporting period;

c)              Milestones met and/or achieved;

d)             Progress against the schedule (see Section 4.4). Any slippage is to be identified together with remedial action;

e)              Dependencies;

f)                Problems experienced;

g)             Activities planned for the next period;

h)             Risk Log status;

3.          The format of the progress report shall be agreed with Inmarsat at the Project Kick-off Review meeting.

4.          Inmarsat shall have the right to request the Contractor to provide direct key subcontractor progress reports.

4.5.                            Project Scheduling

1.                                       The Contractor shall maintain a detailed activity schedule of all tasks to be undertaken for this contract.

2.                                       This schedule shall be maintained with a unique reference number in order that it can be regularly updated as work progresses.

3.                                       The schedule shall reflect the agreed major milestones and dates identified in Table 2 for the BGAN-BSS

No.	Phase	Milestone Activity (start)	Required Completion Date
1)	Definition	Kick-off Review (KOR) Meeting	[***]
2)	Design	Preliminary Design Review (PDR), including prototype	[***]
3)		BGAN-BSS Final Design Review (FDR)	[***]
4)	Site Readiness	Site Readiness Review (SRR)	[***]
5)	Shipment / Installation	Ship Equipment	[***]
6)	Inter-Working Testing	Core Network Inter-Working Test Review (IWTR)	[***]
7)	Testing	System Integration Test Review (SITR)	[***]
8)	Acceptance	BGAN-BSS Factory Acceptance Test (FAT)	[***]
9)		BGAN-BSS FAT Readiness Review (FATRR)	[***]
10)		BGAN-BSS Site Acceptance Test (SAT)	[***]
11)		BGAN-BSS SAT Readiness Review (SATRR)	[***]
12)		Migration Dry Run BGAN BSS and R-BGAN BSS	[***]
13)		BGAN-BSS Final Acceptance	[***]
14)	Warranty	Migration of live R-BGAN services to new BGAN network	[***]
15)		System Stability Verification Review	[***]*

* Subject to 60 days error free running against agreed APA

Table2: BGAN-BSS Program Milestones

4.                                       The schedule shall reflect the following overall breakdown levels:

a) Level 1: Project decomposed into phases;

b) Level 2: Phases decomposed into activities;

c) Level 3: Activities decomposed into tasks;

5.                                       All levels shall be maintained within the one consistent schedule in order to ensure consistency between the levels.

6.                                       The Contractor shall define a suitable project structure and describe each Phase of the project in the PMP.

7.                                       The Contractor’s project structure shall clearly identify the following key stages (for the BGAN-BSS) in the PMP:

7.1           System Design: Encompasses systems analysis activities where the Contractor shall demonstrate correct interpretation and a thorough understanding of the Inmarsat requirements;

7.2           Segment Design: This shall encompass the production of a complete high-level design for the BSS both with respect to equipment and software.

7.3           Subsystem Design: The Contractor shall refine the segment design into low level subsystem and component designs.

7.4           Implementation: The Contractor shall translate the design documentation into the actual equipment and software code.

7.5.                              Factory Acceptance Test: In which the Contractor shall demonstrate to Inmarsat representatives during the witnessing tests that the /BSS functionally performs in accordance with the agreed FAT Test Plan.

7.6.                              Site Acceptance Test: In which the Contractor shall ship, install, commission and test the BSS equipment at the BOC/OBC/SAS site. The testing will encompass the respective integration with the external system elements and facilities. These tests will be witnessed by Inmarsat representatives, subject to 6-4.

7.7.                              BGAN BSS Core Network Inter-Working Test : In which the Contractor shall demonstrate the interworking between the BGAN BSS and the BGAN CN.

7.8.                              Migration of R-BGAN BSS on BGAN BSS platform : In which the Contractor shall plan the migration of the operational R-BGAN BSS onto the BGAN BSS system, including MDR testing.

7.9.                              BGAN-BSS Final Acceptance: In which the Contractor will hand-over operational responsibility of the BGAN-BSS to Inmarsat (i.e. system transfer), following successful completion of the Migration Dry Run. At this point, all relevant documentation will have been delivered and training conducted.

7.10.                        BGAN (End-to-End) System Acceptance Test: In which the Contractor shall support Inmarsat in integrating the Core Network, the SAS , the UT and BGAN-BSS with the other sites and conduct end-to-end testing using pre-production UTs.

7.11                           BGAN-BSS Operations and Maintenance: The Contractor shall enter the warranty period and subsequent maintenance arrangements upon completion of the BGAN BSS Final Acceptance

8.                                       The project structure shall be used to plan and organise the work.

9.                                       The project structure shall cover all project activities from contract commencement to the end of the warranty period.

10.                                 The project structure and initial set of Phase Description included in the draft PMP shall be agreed at the project Kick-Off Review.

11.                                 Thereafter, the Contractor shall progressively expand the project structure and raised further activities, as required for management and reporting purposes.

12.                                 The Contractor shall not commence a Phase if the associated Phase Description has not been raised.

13.                                 The schedule shall clearly identify the scope of design/development/test work that has been assigned to any key sub-contractor(s).

14.                                 Key sub-contractors to be used for the design / development / test activities throughout the Programme shall require Inmarsat approval.

15.                                 The Contractor shall be responsible for applying suitable sub-contractor control to ensure that the work is conducted to the workmanship standard required.

16.                                 Inmarsat shall have the right to audit the work of the key sub-contractors at the place where the work is being conducted.

17.                                 The Contractor’s Project Manager (or nominated deputies) shall sign-off each activity as it is completed to indicate that the task(s) has been completed to the required standard.

18.                                 The programme schedule shall be developed and maintained using Microsoft Project.

19.                                 It shall be possible to present the schedule in the following views (minimum):

19.1 Bar Chart (Gantt) View – for basic completion status;

19.2 Network Activity View – for critical path analysis;

The Contractor shall include a schedule showing work completed in the monthly progress report.

20.                                 The Contractor shall provide Inmarsat with an electronic copy of the schedule in the monthly progress report.

4.6.                            Project Team

1.                                       The Contractor shall assign a suitably qualified programme manager for the duration of this contract, specifically charged with the responsibility for all aspects of the Contract.

2.                                       The Programme Manager shall serve as the interface with Inmarsat on all contractual and management matters for the duration of the Contract and at least until the end of the warranty period.

3.                                       The Contractor shall support open lines of communications to respective representatives from each party with respect to technical matters.

4.                                       The Contractor shall confirm at the Kick-Off Review each key person considered to be required for the work, the role assigned and his/her latest curriculum vitae.

5.                                       The Contractor shall accept that Inmarsat has the right to comment on the team structure and individual staff members proposed.

6.                                       This right shall incorporate the ability to ask for team changes to be made – although implementation of requested changes will be at the discretion of the Contractor.

7.                                       The Contractor shall ensure that sub-contractor personnel are suitable for the delivery of the requirements of this Contract.

8.                                       The Contractor shall maintain a resource profile plan throughout the Programme showing the level and type of staff necessary to complete the work.

9.                                       The Contractor shall agree to notify Inmarsat of any necessary changes to key personnel following the Kick-Off Review meeting.

4.7.                            Location of the Work

1.                                       The Contractor shall provide office accommodation at the main site, and where applicable at key sub-contractor’s site, where work is being conducted during the development and implementation phase.

2.                                       This accommodation shall provide space for at least two Inmarsat staff on a permanent basis and up to 10 on a temporary basis during key phases at the main site and temporary accommodation for upto 4 Inmarsat staff at any one time at the key-sub-contractor’s site.

3.                                       Office accommodation shall include reasonable use of facilities including international telephone/facsimile lines, desktop PCs with Internet connection, printer, photocopier etc.

4.8.                            Inmarsat Right of Access

Inmarsat will appoint a number of project co-ordinators who will work to monitor and facilitate where necessary the activities being undertaken on this contract.

1.                                       The Contractor shall grant approval to the Inmarsat project co-ordinators to visit any site provided that at least 2 working days notice of the visit is given by Inmarsat. Health and Safety and security requirements to be supplied in advance of visit. (including sub contractors sites)

It should be noted that the on-site representative(s) will not be authorised to agree requirement or contract changes without going through the formal change process, specified in the Contract.

5.                                      QUALITY MANAGEMENT

5.1.                            Quality Assurance

1.                                       The Contractor shall hold a currently valid ISO9001 (or suitable equivalent) accreditation to cover both the design, development and software testing activities.

2.                                       The Contractor shall control and manage the Programme in accordance with ISO 9001 requirements.

3.                                       A Quality Assurance Plan (QAP) shall be issued to Inmarsat at the Kick-Off review for comment, based on the draft QAP submitted in the Proposal.

4.                                       Any subsequent changes to the QAP shall require Inmarsat approval.

5.                                       In the case of software development, a formal software quality management process that is compliant with ISO 9001 shall be employed.

6.                                       The Contractor shall nominate a team member to be fully responsible for overall QA on this project.

7.                                       This nominated team member shall have suitable experience and training with respect to ISO9001 and its application to a large programme.

8.                                       The QAP shall at all times reflect the actual practices being applied on the Project.

9.                                       The software elements of the project shall be developed in accordance with the Contractor ISO 9001.

10.                                 The software engineering approach and standards shall be defined in the Software Management Plan (SMP).

11.                                 The Contractor shall submit as part of the QAP, an audit schedule outlining the audits (minimum of three) to be conducted throughout various points of each sub-programme.

12.                                 The Contractor shall document each scheduled audit in the form of an Audit Report.

13.                                 The Audit Report shall be made available to Inmarsat on request.

14.                                 Inmarsat reserves the right to audit Contractor work at any point in the Project, provided that at least two weeks notice is given to the Contractor Programme Manager.

15.                                 The Contractor shall be fully responsible for the quality achieved and controls applied by any sub-contractor parties used.

16.                                 In general, the ISO9001 (or suitable equivalent) quality conditions are to flow down to each sub-contractor involving design, development and/or testing activities.

17.                                 The Contractor shall provide a quarterly Quality Assurance Progress Statement to Inmarsat outlining the quality activities undertaken during the reporting period.

18.                                 The Contractor shall have a mechanism for tracking corrective actions at all project phases.

19.                                 A suitable tracking mechanism shall be used to map the Inmarsat requirements to the Contractor definition, design and subsequent testing documentation.

20.                                 This tracking mechanism shall be presented at the Project Kick-off review.

21.                                 Inmarsat has the right to audit the Contractor’s quality process and in the event that it reasonably finds that the processes and procedures are insufficient then Inmarsat may appoint an external quality manager to monitor the Contract.

5.2.                            Quality Control

1.                                       Quality controls to be applied during the manufacturing process shall be clearly stated in the Quality Assurance Plan or alternate document.

2.                                       The levels of inspection from initial goods-inwards to final inspection and test shall be stated at the outset.

3.                                       All inspection and quality records shall be archived by the Contractor as per Contractor’s ISO 9001 process, and be available for Inmarsat audit at the Contractor facility on a non-interfering basis if requested.

5.3.                            Reliability

1.                                       The Contractor shall keep a record of each equipment failure (hardware, software, firmware) incident that occurs from the commencement of the Site Acceptance Testing Phase until System Acceptance.

2.                                       Each record shall identify the problem, failed system element(s), perceived severity and current status (namely open or closed).

3.                                       The Contractor shall use a software to track statuses (Fixed, tested, implemented)  and history of defects. Information related to defects shall be made available to Inmarsat upon request.

5.4.                            Configuration Management

1.                                       The Contractor shall produce a Overall Configuration Management Plan (CMP) outlining the controls that will be applied to:

1.1                                 Documentation Configuration and Change Management;

1.2                                 Requirements Management;

1.3                                 Software Development, Version and Release Control;

1.4                                 Firmware Development, Version and Release Control;

1.5                                 Hardware Development and Manufacture;

2.                                       The CMP shall be finalised by the project kick-off review.

3.                                       The CMP (and any subsequent updates) shall require Inmarsat approval.

4.                                       The Contractor shall nominate a team member to be responsible for overall configuration management throughout the project.

5.                                       Adherence to the CMP shall be maintained throughout the project.

6.                                       Configuration management to be applied to sub-contractor work (if used) shall be identified.

7.                                       Configuration records for Contractor developed and delivered software and equipment shall be made available to Inmarsat, on request.

6.                                      BGAN-BSS TEST MANAGEMENT

Each BGAN-BSS element is to be functionally tested before being integrated with other elements. Thereafter, integration shall be progressive, as interfaces are verified between the modules that make up the BGAN-BSS site infrastructure. When sufficient elements have been integrated then acceptance testing can commence.

The actual details of testing are to be defined in the Overall System Test Plan to be provided at the preliminary design review. However, Inmarsat will be looking to ensure that the overall test programme proposed addressed the following types of testing:

1.               Unit/Module Testing:  Involves functionality testing of a specific hardware, firmware or software unit typically with inputs generated from a test harness. Requirements for this testing are discussed in Section 6.1.

2.               Subsystem Integration Testing:  Involves checking interfaces between the respective BSS components and checking the functionality that extends across sub-systems. Typically such testing involves the use of a test bed or suitable simulator in which elements of the system are progressively integrated. Requirements for this testing are discussed in Section 6.2.

3.               FAT/SAT Acceptance Testing: This represents an iteration of testing levels that collectively provide verification of the BSS equipment against the overall requirements. Testing will encompass in-house factory acceptance testing of the BSS equipment, on-site acceptance testing of the BSS and external interfaces.

4.               R-BGAN Services MDR Testing : This represents the parallel testing phase between the R-BGAN BSS and BGAN BSS for the support and operations of R-BGAN Services.

5.               BGAN System Acceptance Testing: This represents the end-to-end verification of operability of the full BGAN infrastructure. Hence, it will encompass inter-connect testing between the SAS , UT as well as the successful integration and operation between the Core Network and Business Support Systems (e.g. billing, etc.).

Unless specified otherwise, the Contractor is expected to provide all test beds, equipment and measuring instruments required to complete the appropriate level of factory testing.

1.                                       The Contractor shall produce and maintain test plans, test designs and test procedures and test reports for all test levels covering hardware, firmware and software as required by his ISO 9001 standards.

2.                                       By PDR, the Contractor shall deliver a complete and comprehensive Overall System Test Plan defining the test approach to be adopted, acceptance test mapping (i.e. Verification Requirements Traceability Matrix – VRTM) and associated test document structure to demonstrate coverage of all contracted requirements as required by his ISO 9001 standards.

3.                                       The Contractor shall develop a comprehensive set of test procedures for each acceptance test activity.

4.                                       Test procedures developed for the acceptance phase shall require Inmarsat approval.

5.                                       The test procedures shall comprise tests, inspections, analyses and demonstrations, which demonstrate that the system is able to deliver contract end-to-end functionality.

6.                                       Test Procedures shall include input data and expected results.

7.                                       Test Procedures shall include valid and invalid scenarios.

8.                                       Test procedures shall be presented to Inmarsat before the actual testing is conducted.

9.                                       Inmarsat shall have the right to approve or request reasonable amendments to the acceptance test plans and procedures.

10.                                 Approval by Inmarsat shall be required before proceeding with any acceptance testing, the milestones for which are defined in Section 4.4 Table 1. All acceptance test results shall be documented in the form of test reports.

11.                                 The test report shall contain the following details:

11.1                           Test results (i.e. pass/fail),

11.2                           Conductor of the test,

11.3                           Comments made regarding the test run,

11.4                           Reason for any failures;

11.5                           Report Logs and Screen Shots of the Test

12.                                 The Contractor shall provide to Inmarsat all acceptance test plans, procedures and test reports.

13.                                 The Contractor shall provide all instruments, tools, facilities, manpower and services necessary to conduct the acceptance tests.

14.                                 All Acceptance Tests shall be witnessed and acknowledged by both Inmarsat and the Contractor representatives. Inmarsat at its sole discretion may waive its right to witness given tests.

15.                                 Inmarsat reserve the right to undertake the testing themselves with Danet involvement / witnesses. Inmarsat shall undertake the testing against the agreed criteria and test plans.

16.                                 Any agreed Inmarsat residents shall have access to the primary factory integration lab and may observe integration testing while it is in progress.

17.                                 Inmarsat shall have access to the test and development facilities in order to observe lower level unit and sub-system integration testing (i.e. testing conducted before any acceptance testing).

18.                                 All acceptance test results shall be subject to Inmarsat acceptance, in accordance with the approved test plans and procedures.

19.                                 As far as possible all tests shall be conducted using automated testing tools, allowing the tests to be reproducible. The areas where automated test tools are to be used shall be defined and agreed in the Overall System Test Plan.

20.                                 The Contractor shall ensure there is provision for Inmarsat staff to obtain early access to the system to allow for familiarisation and test case development, the mechanism to allow this shall be agreed between both parties in the Overall System Test Plan.

21.                                 The Contractor shall set up and maintain a separate “sand pit” environment to allow Inmarsat personnel to familiarise themselves with the evolving solution. The “sand pit” solution shall contain the same functionality as the developing solution subject to reasonable effort in upgrading and maintaining the environment.

22.                                 The test milestones shall be completed consecutively, the Contractor shall not proceed to the next testing milestone until the previous testing milestone has been passed. (eg SAT cannot be started until FAT has been completed).

6.1.                            Unit Testing

1.                                       The Contractor shall perform unit level hardware and software testing.

2.                                       Evidence of hardware testing shall be made available to Inmarsat, on request.

3.                                       Evidence of software unit testing shall be made available to Inmarsat, on request.

4.                                       Inmarsat shall reserve the right to participate in unit testing

6.2.                            Sub Systems Integration Testing

1.                                       The Contractor shall perform integration hardware and software testing.

2.                                       Evidence of integration testing shall be made available to Inmarsat on request.

3.                                       Inmarsat shall reserve the right to participate in integration testing

6.3.                            Acceptance Testing

Acceptance testing is to be performed to demonstrate compliance with all contract requirements through a combination of factory, site and end-to-end segment testing.

Inmarsat representatives will be involved in witnessing all or some of this testing and ultimately for approving if the tested BGAN-BSS meets the contractual requirements.

3.                                       Configuration and test documentation shall be created such that it will be possible to re-run previously completed acceptance tests.

4.                                       Problems noted during acceptance tests shall be classified by Inmarsat into one of three categories.

5.                                       Test cases for Acceptance testing shall be representative of real scenarios.

Category 1: Representing one of the following conditions:

•                       System crash;

•                       Loss of critical function(Number generation, Pre-provisioning, Provisioning, CDR collection, rating and distribution, billing, fraud detection, recharge of a pre-paid account), severe performance degradation or instability of the segment/system inoperable for revenue service;

•                       Major fault causing serious disruption to business activity and preventing use of the application for the purposes it was designed

•                       Failure to recover from a failure that renders any part of the system inoperable for revenue service.

•                       Greater than 10 minutes unplanned sustained loss of operator management visibility and control.

Category 2: Representing one of the following conditions:

•                       The problem relates to a contract requirement and is not critical to any system function.

•                       The problem is not directly related to the tests.

•                       The problem occurs rarely and can quickly be recovered by operator intervention.

•                       The problem requires a system modification and / or configuration for contract requirements

Category 3: Representing one of the following conditions:

•                                          The problem is not reproducible.

•                                          The problem can be fixed without system modification and /or configuration.

•                                          The problem is not related to and does not affect a contract requirement.

•                                          The problem can be resolved by an operational or procedural change unless the problem relates to a function that is primarily involved with operational or procedural changes.

•                                          The problem is cosmetic in nature and does have any functional impact.

•                                          The problem is in the test procedure and not in the system under test.

6.                                       Category 1 problems not corrected shall prevent Inmarsat acceptance of the equipment or acceptance of the relevant testing phase.

7.                                       Category 2 problems may not prevent Inmarsat acceptance of the equipment or of the relevant testing phase (providing that the number of defects is below the acceptance criteria). The Contractor shall develop a list of category items. A schedule and priority for fixing category 2 items will need to be presented to Inmarsat. Any proposed deferral of a category 2 problems to the warranty period shall require the approval of Inmarsat and form part of pot delivery testing

8.                                       Those category 3 problems pertaining to fitness for purpose requirements compliance or inaccuracies in delivered operator procedures shall require correction during the agreed warranty period. (see Section 9). The Contractor shall develop a list of category items. A schedule and priority for fixing category 3 items during warranty will need to be presented to Inmarsat and form part of pot delivery testing.

9.                                       Each list provided for each problem category is not exhaustive and shall be finalised in the Overall System Test Plan.

10.                                 The Contractor shall agree to the following acceptance criteria being applied:

10.1.                        All contractual and technical requirements shall need to be met.

10.2.                        The Contractor shall have conducted the necessary Test Readiness Review with Inmarsat prior to each acceptance test activity, to review the status of completed qualification testing (e.g. dry run results).

10.3.                        Inmarsat review of the integration tests shall not delay FAT provided that the Contractor supplies these results in accordance with the agreed schedule.

11.                                 Completion of FAT with no category 1 problems and no more than 150 category 2 problems, together with an agreed resolution schedule for category 2 faults shall be a prerequisite to commencement of Site Acceptance Testing

12.                                 Completion of SAT with no category 1 problems and no more than 100 category 2 errors, together with an agreed resolution schedule for all categories shall be a prerequisite to MDR Testing of R-BGAN Services on BGAN BSS platform.

13.                                 Completion of MDR with no category 1 and no more than 20 category 2 problems and no difference in the result of bill production between R-BGAN BSS and BGAN BSS shall be a prerequisite to Final Acceptance.

14.                                 Each test stage shall be dependent on the successful delivery of the relevant system release, associated operational documents and installation procedures as defined in the corresponding Acceptance Test Plan.

15.                                 If final acceptance is successful on the condition that any outstanding problems (category 3) are to be corrected, then the Contractor shall perform Post-Delivery Testing to confirm the outstanding problems are corrected.

16.                                 Inmarsat shall have the right to witness Post-Delivery Test and/or review the test results.

6.4.                            Factory Acceptance Tests (FAT)

1.                                       The Contractor shall produce a FAT Plan outlining the tests for those requirements to be accepted in the factory

2.                                       Each FAT shall be used to test the interface to the available external systems e.g. Core Network (Reference Test Bed). Simulators to be used where actual access is not available.

3.                                       The FAT shall include the testing of the functions of the solution

4.                                       Each FAT plan shall require review and approval by Inmarsat.

5.                                       The Contractor shall perform the FAT at one or more factory sites.

6.                                       Each FAT shall be deemed acceptable if the results achieved satisfy the agreed acceptance criteria.

7.                                       Each FAT shall be performed using representative configurations sufficient for the test objective.

8.                                       Each FAT shall demonstrate compliance with requirements allocated to this acceptance test phase.

9.                                       The FAT or/and SAT shall include the relevant verification of the following types of contract requirement, as allocated to this acceptance test phase, the exact timing of these verifications shall be contained in the Overall Test Plan:

9.1                                 Failure detection, reporting and recovery requirements.

9.2                                 Performance requirements.

9.3                                 Stability/soak test where the BGAN-BSS equipment is to operate for a period of 48 hours without any application or processor failures. The Contractor is expected to provide any load generation or network simulation capability required to establish the soak conditions.

9.4                                 Environmental testing. Here, test results or commercial-off-the-shelf product specifications shall be provided to demonstrate compliance with contract environmental requirements.

9.5                                 Congestion handling requirements;

9.6                                 Redundancy requirements;

9.7                                 Interface recovery requirements;

9.8                                 Partial / Full Disaster Recovery requirements

10.                                 The FAT shall be witnessed by Inmarsat representatives.

11.                                 Inmarsat shall nominate one member within the witnessing party to have final responsibility for determining whether the tested system has completed FAT in accordance with the criteria defined by this SOW.

12.                                 The Inmarsat representative shall have the authority to either instruct that a test be repeated or fail the FAT in the case of excessive failures.

13.                                 The Contractor shall deliver a Test Report for each FAT to Inmarsat within three weeks of the completion of the FAT.

6.5.                            Site Acceptance Testing (SAT)

1.                                       The BGAN-BSS SAT shall include relevant verification of:

1.1                                 Deliverable equipment quantities including spares.

1.2                                 Hardware checkout of the installation; ( This shall include the installation of all latest software patch sets for OS and application software).

1.3                                 Standalone check-out tests;

1.4                                 Connectivity tests with other deliverable equipment at the site.

1.5                                 Inter-working Tests with other BGAN systems (e.g.CN)

1.6                                 Inter-working Tests with Inmarsat commercial partners (Roaming , Distribution Partners , Interconnect) to the extent agreed with Inmarsat prior to the SAT milestone.

1.7                                 R-BGAN BSS compatibility tests

2.                                       The Contractor shall produce each SAT Plan for Inmarsat review and approval.

3.                                       Inmarsat shall witness each SAT.

4.                                       The Contractor shall produce an SAT Test Report at the end of each SAT.

5.                                       Each SAT Test Report shall include a Site Transfer Document outlining all items delivered and installed at the site (see Section 10).

6.                                       The Contractor shall conduct each SAT.

7.                                       The SAT readiness report shall be provided to Inmarsat at least 10 days prior to the formal witnessing of the tests.

8.                                       Each SAT shall be witnessed by Inmarsat representatives.

9.                                       Inmarsat shall nominate one member within the witnessing party to have final responsibility for determining whether the tested system has completed SAT in accordance with the criteria defined by this SOW.

10.                                 The Inmarsat representative shall have the authority to either instruct that a test be repeated or fail the SAT in the case of excessive failures.

11.                                 The system shall demonstrate a minimum of 7 days stability where the BGAN-BSS equipment is to operate without any critical application or processor failures. The Contractor is expected to include some of the load testing conditions during this 7 days period.

6.6.                            R-BGAN BSS and BGAN BSS Migration Dry Run Testing (MDR)

1.                                       The Contractor shall produce a MDR Plan outlining the processes and procedures to be put in place for the parallel run.

2.                                       The MDR Plan shall include all data conversion, BGAN BSS Configuration required to execute the parallel run.

3.                                       The MDR Plan shall require approval from Inmarsat.

4.                                       The MDR shall include at least one complete bill cycle for R-BGAN Services.

5.                                       The MDR shall include the relevant verification of the following types of contract requirements, as allocated to this testing phase :

a)                                      Availability and stability testing,

b)                                     Performance testing,

c)                                      R-BGAN Services backwards compatibility,

d)                                     R-BGAN BSS functionality testing

6.                                       The Contractor shall deliver a Test Report for each MDR to Inmarsat within 3 weeks of completion of MDR.

7.                                       Inmarsat shall nominate one member within the witnessing party to have final responsibility for determining whether the tested system has completed MDR in accordance with the criteria defined by this SOW.

8.                                       The Contractor shall agree to the following acceptance criteria being applied :

a)                                      FAT/SAT Acceptance criteria for functional processes,

b)                                     Identical Results for Bill Production,

6.7.                            BGAN BSS Final Acceptance

The purpose of this meeting will be to determine if the software tested in SAT/MDR Testing is acceptable to Inmarsat.

The following acceptance criteria must be met:

a)                                      95% of Inmarsat Approved Test Cases from previous test phases have passed successfully

b)                                     There are no category 1 faults reported

c)                                      There are less than 40 outstanding category 2 defects

d)                                     An acceptable due date for all faults from previous test phases outstanding is provided by the conclusion of the review meeting.

The system shall have been deemed as having passed Final Acceptance when it has met the following criteria:

1.               All previous testing milestones and processes listed in Table 1 have been completed and signed off by Inmarsat.

2.               Both parties agree that the Work meets the requirements of this Contract (including any change notes)

6.8.                            BGAN Systems Integration Effort

6.8.1.                  BGAN Development Co-ordination Forum

Inmarsat will chair the BGAN Development Co-ordination Forum (DCF) meetings for the co-ordination of technical and operational issues related to the BGAN system development. All contractors and suppliers related to the BGAN System development are required to participate in these DCF meetings.

The Contractor shall participate in the DCF meetings to be established by Inmarsat when discussions are relevant to the BSS.

6.8.2.                  Access to Reference Test Bed

The Contractor shall make available the Reference Test Bed (RTB) for interworking and integration tests by other BGAN subsystem suppliers, as nominated by Inmarsat. Inmarsat will ensure that the other BGAN subsystem suppliers provide reasonable notice for the Contractor to schedule access to the RTB facilities.

6.8.3.                  BGAN Integration Support

Inmarsat plans to run a series of BGAN test campaigns designed to ensure that all major systems interface correctly and that functionality that crosses subsystem boundaries co-ordinate end to end. This is hence not a repeat of the individual system acceptance tests, but more a wider check out of end-to-end system operation.

Each BGAN contractor will be required to commit to providing some level of resources to support this testing.

The Contractor shall support overall BGAN integration testing activity as directed by Inmarsat.

The Contractor shall make available skilled personnel capable of supporting the integration test campaigns as per paragraph 2.1 (20).

All system integration activities supported by the Contractor shall require prior approval by the responsible Inmarsat Project Manager.

7.                                      DELIVERY, INSTALLATION AND INTEGRATION

Installation of the equipment at the BGAN-BSS sites shall be planned by the Contractor well in advance of any installation being performed.

7.1.                            Site Survey

1.                                       The Contractor shall conduct a survey of the BOC , and OBC where the equipment is to be installed

2.                                       The Contractor shall produce Site Survey Report for each visit within two weeks of the site visit.

3.                                       Each Site Survey Report shall identify important installation issues (for which the Contractor is responsible) including, but not limited to:

3.1                                 Installation Plan (i.e. dates and duration);

3.2                                 Need for co-operation of site staff during installation;

3.3                                 Identification of on-site test equipment required and/or available;

3.4                                 Impact on other systems at same site (if applicable).

4.                                       The Contractor shall produce a BOC and OBC Installation Document (BID).

5.                                       The BID shall be submitted to Inmarsat at least two weeks before start of any equipment installation.

6.                                       The BID shall identify important installation issues (for which the Contractor is responsible) including, but not limited to, the following:

6.1                                 Physical layout and sizing of equipment;

6.2                                 Racking;

6.3                                 Power requirements;

6.4                                 Cooling requirements;

6.5                                 Communications interfaces;

6.6                                 Cabling and connector types;

7.                                       Each Site Survey Report and Installation Document shall be approved and signed-off by the Contractor and Inmarsat.

7.2                               Equipment Delivery Preparation

1.                                       The Contractor shall prepare a Shipment Plan for each separate shipment to the site.

2.                                       Each Shipment Plan shall be submitted for Inmarsat approval 4 weeks prior to the proposed date for commencing delivery.

3.                                       No equipment shall be shipped unless the Contractor has received prior Inmarsat approval of the associated Shipment Plan.  Inmarsat will approve the Plan within 10 working days of submission by the Contractor

4.                                       Written notice of shipment shall be given to Inmarsat at least 15 working days prior to shipment of the equipment, indicating port of arrival and other necessary details.

5.                                       If the site is not owned or operated by Inmarsat, the Contractor shall also give the same notice to the identified Site Operator .

6.                                       Customs clearance shall be the joined responsibility of the Contractor. And Inmarsat.

7.                                       Inmarsat shall only accept delivery of the equipment after receipt of the associated Equipment Transfer Documentation.

7.3                               Equipment Transportation and Shipment

1.                                       The Contractor shall be responsible for the safe transportation and delivery of all equipment, materials, tools, etc., to each designated site.

2.                                       Any damage caused due to transportation and the action to be taken as a consequence of the damage, including possible consequential delays to the project shall be reported to Inmarsat and are the Contractor’s responsibility to resolve.

3.                                       All transported equipment shall be suitably protected to ensure safe delivery to site.

4.                                       The Contractor shall submit plans for Inmarsat’s notification that provides the following information for Contractor transportation obligations:

a)                                      Equipment being transported;

b)                                     Transportation company name;

c)                                      Mode of transportation (road, air, sea, etc.);

d)                                     Level of packaging protection;

e)                                      Transportation timetable.

5.                                       The Contractor shall be responsible for arranging collection and transportation for any hardware being moved from the Inmarsat site to the Contractor’s site. The Contractor shall liase with the necessary personnel at Inmarsat to facilitate this.

7.4                               Site Installation and Integration

1.                                       Installation of BGAN/BSS equipment and integration with all the associated communications links to the rest of the network shall be the Contractor’s responsibility. The infrastructure to connect to other BGAN components has to be provided by Inmarsat (e.g. LAN infrastructure, DMZ, router, hubs, cabling etc.). Equipment, which will be provided by the Contractor is described in the schedule 3 of the Contract  - The Equipment and Software.

2.                                       The Contractor shall provide the necessary personnel and all relevant installation procedures, instructions, drawings, etc., as required to achieve the overall technical and operational performance requirements according to schedule.

3.                                       Inmarsat shall have the right to monitor the work of the Contractor on site, or to appoint third parties to do so.

8.                                      TRAINING MANAGEMENT

The Contractor is required to provide suitable awareness and operational training to Inmarsat (encompassing the SAS site operator if applicable) prior to service launch. With respect to BGAN-BSS training will be centred on the system architecture, operational responsibilities, problem handling and overall network/resource procedures.

8.1.                            General Requirements

1.                                       The Contractor shall inform Inmarsat at least 6 months in advance of any pre-requisites to the training.

2.                                       The operational training shall be to a level that will enable relevant Inmarsat operators to carry out scheduled preventative / restoration / contingency maintenance and front-line tasks.

3.                                       The Contractor shall develop suitable documentation and presentational material needed for all training (i.e. training manual as opposed to basic slide presentations).

4.                                       Inmarsat shall review and approve the training course structure before each course is held.

5.                                       The location of training shall be:

BGAN-BSS Engineering and Operations Course: At the Inmarsat Headquarters in London. However, if the Contractor has another preferred UK based location (i.e. training facility) then this may be proposed instead of the Inmarsat site.

6.                                       The Contractor shall agree to undertake repeat courses, as instructed by Inmarsat and at the agreed price during the warranty period as defined by the contract.

7.                                       Inmarsat shall be granted permission by the Contractor to copy, video, re-produce and/or reuse training material, as required provided that they are for internal Inmarsat personnel (including Inmarsat contractors) .

8.                                       Each course shall be suitably structured to allow (self) refresher training to be undertaken on a unit-by-unit basis.

9.                                       The Operator training for Inmarsat shall be conducted by the subcontractor for the relevant module that they have supplied. E.g Vitria shall train Inmarsat for the EAI; ADC for the billing ; likewise all the other modules

10.                                 Training shall be given by a trainer with recognized training qualifications, using up to date training material and supported by an experience technical person to answer questions and answers.

11.                                 Training shall be based on roles and functions, three functions shall be considered : IT Analyst Support Staff, IT operational Staff, End User Training.

12.                                 In the event that both parties agree to use standard training courses instead of bespoke courses then some of the above clauses may be waived. These shall be defined in the Training Plan.

13.                                 Inmarsat shall provide a resource / skill profile to the Contractor to support the development of the Training Plan.

8.2.                            BGAN-BSS Operator Training Requirements

1.                                       The Contractor shall provide both presentational and ‘hands-on’ training for BSS operations staff.

2.                                       This training shall address:

1.1                                 Capabilities and configuration of each BSS sub-system and network elements;

1.2                                 Architecture / modular design capabilities;

1.3                                 Definition of the business processes to be adopted with each subsystem;

1.4                                 Routine operational and maintenance procedures;

1.5                                 Contractor maintenance support including hardware / software / firmware updates;

1.6                                 Application of the operational documentation;

1.7                                 Rehearsal of critical BSS operational procedures including contingency procedures including disaster recovery;

1.8                                 Maintenance/support procedures;

3.                                       This training shall suitably reference the relevant operator manuals, guides and handbooks provided.

4.                                       The training shall be suitably structured such that staff who attend are thereafter capable of dealing with day-to-day operation and maintenance of the equipment.

5.                                       Each course shall support up to 10 attendees with a minimum of 4.

6.                                       The Contractor shall be responsible for providing and shipping all items needed for the course.

7.                                       The course shall include a hands-on and theoretical test to be taken by each attendee.

8.                                       Two sets of training shall be provided. One course shall be held prior to the commencement of the BGAN BSS SAT. The second set of operational training shall be conducted prior to FA.

9.                                       Training shall be provided at Inmarsat location

8.3.                            BGAN-BSS End-User training

1.                                       The Contractor shall provide both presentational and ‘hands-on’ training for BSS end-user staff.

2.                                       This training shall address:

2.1                                 BSS sub-system capabilities;

2.2                                 Screen navigation Flows;

2.3                                 Navigation between Subsystems;

2.4                                 Handling of error messages;

2.5                                 All field definitions;

2.6                                 Access points to data in each sub-system;

3.                                       This training shall suitably reference the relevant end-user manuals, guides and handbooks provided.

4.                                       The training shall be suitably structured such that staff who attend are thereafter capable of dealing with day-to-day operation and maintenance of the BSS Systems

5.                                       Online Help facilities will provide the end-user with full direction for each BSS screen.

6.                                       The Contractor shall be responsible for providing and shipping all items needed for the course.

7.                                       The course should include a hands-on and theoretical test to be taken by each attendee.

9.                                      WARRANTY AND MAINTENANCE

The Contractor is required to provide warranty and support on the BGAN-BSS segment after BGAN BSS Final Acceptance.,

Warranty and support period on the BGAN-BSS segment shall start after BSS final acceptance as required in 2.1.6.

The Contractor shall provide support to analyse the origin of problems reported during the warranty or maintenance period. The Contractor shall undertake any corrective measures related to the provided hardware, software and documentation including fixing, retest and delivery of corrections.

The Contractor is obligated to provide additional maintenance after warranty period subject to an annual renewable maintenance contract being authorised and for a period of up to five years following the warranty period.

9.1.                            General Requirements

1.                                       Warranty and maintenance arrangements shall be put in place by the Contractor to meet and maintain the BGAN-BSS contract availability requirement.

2.                                       The Contractor shall provide two years of warranty and support from BGAN BSS Final Acceptance on all hardware, firmware, software and documentation delivered.

3.                                       The Contractor shall produce a Sparing Plan identifying sparing, spare part renewal rates and on-site support policies.

4.                                       The Contractor shall highlight in the Warranty and Maintenance Plan any third party manufacturer contracts that are advised with third party hardware and/or software.

5.                                       The Contractor shall ensure that Inmarsat can enter into such third party local contracts should Inmarsat decide to do so during Warranty Period

6.                                       The Contractor shall produce a BGAN-BSS Warranty and Maintenance Plan to take effect from the commencement of warranty covering the delivered equipment and identifying the procedures to be followed in the event of equipment/system problems.

7.                                       The Contractor shall provide on-site resource for the first 3 months of the warranty contract, renewable in period of 3 months afterwards at Inmarsat’s cost at the agreed rate. On Site shall be able to cover problems arisen in the different modules of BGAN BSS.

8.                                       The Contractor shall implement all agreed, required equipment to perform remote support for the duration of the warranty period.

9.2.                            Warranty and Support Requirements

1.                                       The Contractor shall provide two-year warranty and support on all hardware, software, firmware and documentation supplied under this contract.

2.                                       The warranty period shall commence following BGAN BSS Final Acceptance and according to the contractually agreed criteria.

3.                                       Defects discovered during the warranty period shall be corrected promptly by the Contractor at no cost to Inmarsat, except that Inmarsat will be responsible for shipment of goods to the factory if required.

4.                                       A monthly review of system performance shall be performed with the Contractor during the warranty period.

5.                                       Each Warranty Review shall assess the equipment delivered with respect to the number and types of problems reported, problem completion times and adherence to contractual conditions.

6.                                       A review shall also be used by Inmarsat to decide whether to proceed into an annually renewable maintenance contract with the Contractor for the BGAN-BSS. This review shall be held before the end of the second year of warranty

7.                                       The Contractor shall perform enhancements to the BGAN-BSS during the warranty period, if requested to do so by Inmarsat and in accordance with the agreed upon change procedure.

8.                                       Should the BGAN BSS fall below the APA agreed between Inmarsat and the Contractor in any month, the Contractor shall provide on-site resources until the APA is restored in any subsequent week.

9.                                       The Contractor shall define and agree with Inmarsat suitable escalation procedures, which shall apply in the event that response and fix timescales are not met.

9.3.                            Support during Warranty and Maintenance Period

9.3.1.                  Provisioning of Spares

1.                                       The Contractor shall produce an equipment spares plan bearing in mind the:

1.1                                 System availability requirements;

1.2                                 Need to achieve the availability requirements for a minimum period of two years from the commencement of the warranty.

1.3                                 System mean time to repair targets (namely four hours). This dictates what types of spares need to be stored at the site (i.e. due to long lead times) or that can be procured as and when needed.

2.                                       The Contractor shall undertake to finalise the Spares List by the Final Design Review.

3.                                       The Contractor shall provide suitable spares for the BGAN-BSS equipment as determined to be necessary to met the system availability requirements and as indicated in the sparing plan.

4.                                       Spares not deliverable within one week at the site shall be identified by no later than the Final Design Review.

5.                                       The Contractor shall be responsible for ensuring that suitable spares are available for the duration of the warranty and maximum maintenance period. In the case of obsolete items then suitable replacements may be used.

9.3.2.                  Warranty and Maintenance Plan

1.                                       The Warranty and Maintenance Plan shall outline the support proposed during both the warranty and maintenance periods.

2.                                       The Warranty and Maintenance Plan shall outline the procedures to be developed, particularly in respect to the handling of problems and Inmarsat specific requirements (see Section 9.4.1).

3.                                       The Warranty and Maintenance Plan shall indicate:

3.1                                 The number of personnel required;

3.2                                 The job functions provided;

3.3                                 The percentage time dedicated to maintenance per team member;

3.4                                 Training approach that is to be implemented to ensure trouble-free continuity of expert support.

3.5                                 Provision for direct operational support in the event of emergency;

3.6                                 Hardware repair facilities to be provided;

3.7                                 Software repair facilities to be provided;

4.                                       Not more than 10 elapsed days shall be allowed for a hardware repair or replacement that is returned to the manufacturer/Contractor.

5.                                       Priority 1 (P1) problems shall receive immediate attention and pre-empt other activities, with a goal to repair all such problems within two working days from the time of the problem being reported.

6.                                       The Warranty and Maintenance Plan shall explain how problems that arise during warranty will be handled.

7.                                       The Contractor shall define an escalation procedure for problems not corrected within a stated time.

8.                                       The Warranty and Maintenance Plan shall specify the time to visit an BGAN-BSS site during the warranty, in the event that a problem requires on-site attention.

9.4.                            Warranty and Maintenance Procedures

1.                                       The Contractor shall establish and maintain suitable maintenance procedures, effective throughout the warranty and subsequent maintenance periods.

2.                                       The maintenance procedures shall take into account the level of service criteria defined in this sub-section.

9.4.1.                  Warranty and Maintenance Support And Fault Reporting

9.4.1.1.  System Problem Categorisation

1.                                       Problems encountered in the BGAN-BSS shall be classified into either:

1.1.1                     Priority 1 Problems (P1)

These are critical problems (i.e. requiring immediate assistance) whereby the BGAN-BSS system is suffering from a significant reduction in capacity, reliability or service quality. In this situation Inmarsat is unable to perform functions or services for which the system was designed.

1.1.2                     Priotity 2 Problems (P2)

These are non-critical problems (i.e do not require immediate assistance). In this situation Inmarsat is able to perform the functions or services, but the function or service has a significant reduction in capacity, reliability or quality.

1.1.3                     Priority 3 Problems (P3) dfd

These are non-critical problems that do not fall into the above categories.

9.5.                            Telephone On-Call Technical Warranty and Maintenance Support

1.                                       The Contractor shall provide on-call technical and operational support.

2.                                       This on-call support shall include:

2.1                                 Diagnostic assistance;

2.2                                 Clarification of alarms and advice on hardware and system management;

2.3                                 Assistance with the interpretation of hardware and system problems;

2.4                                 Technical advice;

2.5                                 Status reporting on outstanding problems;

2.6                                 Progress reporting on P1 problems not resolved within two working days of notification and P2 problems not resolved within five working days.;

3.                                       Immediate telephone warranty and maintenance support and Contractor remote site access shall be available during normal Inmarsat working hours (defined as 09:00am to 05:00pm GMT Monday to Friday, except public holidays).

4.                                       Telephone contact shall be available outside normal working hours (i.e. evenings, weekends and holidays) to a support engineer (i.e. reachable via a mobile telephone, etc.).

5.                                       In the case of out-of-hours support then access via a remote dial-up line shall be available within one-hour of contact being made.

6.                                       Detailed call handling procedures shall be provided to the BGAN BSS site operators and maintained as necessary by the Contractor.

9.6.                            Fault Reporting

1.                                       All faults shall be reported via fax and/or e-mail to the nominated Contractor Customer Support Office (CSO) using a problem report (PR).

2.                                       All faults shall be logged within one central fault management system accessible by all parties (Inmarsat, Contractor and sub contractors).

3.                                       For P1 problems then telephone support shall be available as defined in Section 9.4.

4.                                       P1 problems shall be reported via a PR to the CSO, in addition to the on-line telephone support.

5.                                       The PR shall contain the following information:

a)                                      Site code;

b)                                     Contact name;

c)                                      Contact telephone and facsimile number;

d)                                     Type of fault (hardware, software or other);

e)                                      Brief description of the fault or problem;

6.                                       In the event of a hardware failure then the following additional information shall be provided on a Problem Report (PR):

a)                                      Part number of the faulty equipment;

b)                                     Serial number of the faulty equipment;

c)                                      Description of the faulty equipment;

7.                                       In the event of hardware fault then the faulty hardware item shall be returned to the Contractor nominated repair facility

9.7.                            On-site Attendance

1.                                       In the event that a Contractor engineer is required to visit the BGAN-BSS site during warranty/maintenance then a mutually agreeable time notification period shall be agreed.

2.                                       On-site attendance shall be required in cases of emergency and when the site operator staff has not been able to resolve the problem using the Contractor supplied procedures.

3.                                       Inmarsat and the Contractor shall agree the necessity of an on-site attendance on a case-by-case basis.

9.8.                            Problem Resolution

9.8.1.                  P1 Resolution and P2 Resolution

1.                                       A qualified response shall be supplied by telephone to the relevant BGAN BSS operator within thirty (30) minutes for P1 Problems and one working day for P2 problems of the initial call being placed at the CSO.

2.                                       For each P1 problem, the Contractor shall provide a work-around solution to restore site availability.

3.                                       The Contractor shall use best endeavours to restore system availability in the shortest possible time and to restore full service no later than twenty-four (24) hours from the reported incident.

4.                                       For each P1 problem then the Contractor shall conduct an investigation to determine the cause of the problem.

5.                                       The results of this investigation shall be provided as soon as possible and not later then at the end of the next working day from the initial notification.

6.                                       For P1 problems the Contractor shall use best endeavours to provide a “patch” or an agreed work around within two (2) working days of the initial notification unless otherwise agreed. A “patch” is an interim software fix that does not go through a complete coding and regression testing cycle.

7.                                       For P2 problems the Contractor shall use best endeavours to provide a “patch” within five (5) working days of the initial notification unless otherwise agreed. A “patch” is an interim software fix that does not go through a complete coding and regression testing cycle.

8.                                       Each patch shall be subject to Inmarsat review before release. Inmarsat will identify an accessible after-hours contact for this purpose.

9.                                       The “patch” shall be such (best endeavour) that effort required from the site operator during the loading process is minimised (i.e. patch downloading and initialisation is automated).

10.                                 The Contractor shall supply a formal software release containing the formal resolution of the P1 and P2 problem in Contractor-developed software within three (3) months of the notification.

9.8.2.                  P3 Resolution

1.                                       Unless otherwise agreed, these problems in Contractor-developed software shall be fixed within the next routine software maintenance release.

2.                                       “Patch” solutions shall only be delivered ahead of the next formal release if expressly agreed with Inmarsat.

9.8.3.                  Regression Testing

1.                                       A regression test procedure shall be exercised by the Contractor for each new software release.

9.9.                            Status Reporting

1.                                       Closure of problem reports shall require an examination of the symptoms to determine if the fault is hardware or software related or both.

2.                                       The closure report shall detail the cause(s) of the problem, affected software subsystems, proposed solution and resolution schedule.

3.                                       The test procedures and implementation strategy for each resolution shall be evaluated and agreed in co-operation with Inmarsat.

4.                                       The Contractor shall hold a monthly maintenance review to monitor and report progress being made on reported problems and against resolutions. Inmarsat reserve the right to participate in a review meeting, as felt necessary.

5.                                       The Contractor shall provide a monthly maintenance report to Inmarsat reporting the status of all outstanding reported problems. The report shall clearly indicate missed defect resolution dates.6. The monthly report shall include a characterisation of the particular status of each outstanding P1 problem as well as a detailed problem resolution plan.

9.10.                     Warranty and Maintenance Change Control

9.10.1.           Document Updates

This sub-section concerns the co-ordination of document changes to hardware and system manuals to ensure that they remain in line with the versions implemented in the field.

1.                                       Revisions shall be applied, as required, to the following documents before a software or hardware release is installed:

1.1                                 Operators manuals;

1.2                                 Procedures manuals;

1.3                                 Maintenance Manuals;

2.                                       The Contractor shall provide a list of outstanding reported system problems with each release together with a procedure for avoiding or coping with the problem

9.10.2.           Software and Hardware Updates

1.                                       Each software and hardware update shall be accompanied by an appropriate Release Documentation (RD)

2.                                       Each RD shall include:

a)                                       Identification of changes included in the release;

b)                                      Identification of known problems that are thereby resolved;

c)                                       Instructions on how the release is to be installed and integrated;

d)                                      Documentation replacement pages, as required;

e)                                       Tests to be completed by the site staff;

f)                                       Details on the factory system configuration that the release was tested against.

9.10.3.           Consolidated Software Releases

1.                                       The Contractor shall undertake to provide periodic consolidation software releases for Contractor-developed software.

2.                                       There shall be at lease one consolidation release per annum. This excludes any releases delivered to rectify problems.

3.                                       Inmarsat has the right to receive new software product releases when provided by the product vendors. The integration and regression testing of new software releases, not used as patches or solutions to a problem with the BGAN BSS, during the warranty and maintenance period shall be ordered by Inmarsat separately by a Change Request. In the event that an upgrade or new release is used as a patch or solution to a BGAN BSS problem then the Contractor shall undertake integration and regression testing at no extra cost to Inmarsat.

4.                                       Each consolidated software release shall be compatible with the existing software and operating system environment.

5.                                       Inmarsat shall retain the right to witness any software consolidation compatibility test before it is transferred to the target site.

9.10.4.           System and Configuration Build

1.                                       The Contractor shall maintain a system test environment

2.                                       The Contractor shall ensure that the test equipment, test software and databases are configured to be representative of the site installation.

9.11.                     Release Control

1.                                       Release control shall ensure that Contractor software released from the development environment is adequately specified in terms of documentation, testing and quality.

2.                                       The release control procedure used by the Contractor shall address:

2.1                     Configuration management: Management of the resources used to control acceptance of new/changed software into the application libraries. Such configuration management needs to permit regression back to any previous build release. It should be possible to determine the modification state of a particular software component in any new release. This principle similarly applies to hardware changes.

2.2                     Document Management: Generation of release notes and document updates for the configuration controlled items.

2.3                     Testing: Ensuring that new/changed functions are individually tested then regression tested within the complete release using a representative test environment.

2.4                     Production: Generation of release media or hardware components for site installation.

2.5                     Installation instructions: Producing appropriate and documented installation guidelines to the host sites which will, in case of unforeseen problems, allow the staff, in a reasonable time scale, to regress to the previous release.

2.6                     Certification: Ensuring that the site configurations are compatible with the new software or hardware release, in terms of configuration item compatibility and operating system parameters.

3.                                       The type of a release shall be mutually agreed between the Contractor and nominated Inmarsat representative(s).

4.                                       The type of release shall be categorised as:

a)              Routine: Where installation procedures are provided with the release. In this event, each release represents a localised, low risk change rectifying a well defined problem.

b)             With telephone assistance: Where the problem(s) is well defined but configuration at the factory cannot ensure complete confidence in the reliability of the release when transferred into the target operating environment. This assistance is extended to all P1 fixes.

c)              With on-site assistance: This will not routinely be necessary for problem resolution, but will be provided when both the Contractor and Inmarsat agrees that on-site support is required

5.                                       Before any software release then the Contractor shall have completed all required testing of the software.

6.                                       Release testing shall include one or more of:

6.1                                  Baseline unit tests;

6.2                                  Specific tests for the individual changes;

6.3                                  Regression testing;

7.                                       Master archives of the software, documentation and the release notes shall be maintained and updated at the Contractor’s maintenance facility.

9.12.                     Support Activities

9.12.1.           Field Activity

1.                                       A representative(s) from the Contractor Maintenance team shall visit the BOC once a year to review the operation and the service provided.

2.                                       All outstanding site problems shall be investigated during these visits.

3.                                       During these visits then operational procedure updates, the use of software routines and any further utilities shall be demonstrated to site operator staff.

Inmarsat shall be provided with an agenda for this visit, two weeks before the actual visit date.

10.                               DELIVERABLE DOCUMENTATION

1.                                       The Contractor shall deliver to Inmarsat all documentation listed in Table 3 for the BGAN-BSS in accordance with the scheduled dates.

2.                                       Delivery of documentation (draft versions) shall comprise:

At least two hard copies of each report;

An electronic version of each file, delivered via E-mail, floppy or CD ROM, as appropriate.

3.                                       Delivery of documentation (final versions) shall comprise:

At least six hard copies of each report;

An electronic version of each file, delivered via E-mail, floppy or CD ROM, as appropriate.

4.                                       Unless otherwise agreed, all documentation shall be delivered to Inmarsat, London.

5.                                       At the end of the project, the Contractor shall prepare and deliver a CD ROM containing the final version of each deliverable document.

6.                                       All deliverable documents shall be written in English.

7.                                       The Contractor shall agree in advance with Inmarsat the word processing package to be used (i.e. Microsoft Word).

8.                                       The documentation standard and control procedure shall be referenced in the QAP and approved by Inmarsat before use.

9.                                       All documentation in Table 3 shall be retained under formal document configuration control.

No	Contractor Document	Comments	Delivery Schedule
			Draft 1	Draft 2	Final
1.	Programme Management Plan (PMP)	Incorporates Overall Project Schedule (may be separated for each development)	Bid Proposal	N/A	KO review plus updated version at each subsequent milestone review

2.	Risk Management Plan (RMP)	Incorporates overall risk management procedures (may be separated for each development)	Bid Proposal	N/A	KO review

3.	Configuration Management Plan	Incorporates the overall configuration control procedures (may be	Bid Proposal	N/A	KO review

No	Contractor Document	Comments	Delivery Schedule
			Draft 1	Draft 2	Final
	(CMP)	separated for each development).

4.	Quality Assurance Plan (QAP)	Incorporates the overall quality assurance procedures (may be separated for each development). Contains process descriptions of the Hardware Development Plan and Software Development Plan	Bid Proposal	N/A	KO review

5.	Resource Management Plan	Provides the manpower and facilities to be provided by the Contractor at various stages of the project.	Bid Proposal	N/A	KO Review

6.	Evolution Strategy	Provides the plan for evolving from the current RBGAN application, software and hardware platforms to the corresponding BGAN platforms	Bid Proposal	N/A	KO Review

7.	Training Plan	Covers both engineering and operational training (may be separated for each development).	2 weeks prior to PDR	2 weeks prior to FDR	2 weeks after FDR (if changed)

8.	Warranty and Maintenance Plan	Maintenance plan for the equipment and network (may be separated for each development)	Draft at Bid Proposal	2 weeks prior to MRR Readiness Review	2 weeks prior FA (if changed)

9.	Monthly Progress Report	Statement of project progress.	N/A	N/A	Monthly

10	Milestone Review Meeting Minutes	Records the points raised at the review meeting	N/A	N/A	5 days after each meeting

11.	Overall System Test Plan	Details the overall test approach for BGAN BSS, phases, segment acceptance test plans and the requirements mapping to the acceptance test plans.	2 weeks prior to PDR	Two weeks prior to FDR	4 weeks after FDR (if changed)

12.	Overall Plan and Strategy for Integration with	Describes the proposed strategy for integrating the BSS with Inmarsat	Two weeks prior PDR	Two weeks prior FDR	4 weeks after FDR (If changed)

No	Contractor Document	Comments	Delivery Schedule
			Draft 1	Draft 2	Final
	Core Network	BGAN Core Network (2 SASes)

13.	Initial BGAN BSS Technical Overview		N/A	N/A	KOR

14.	BGAN-BSS System Functional Specification(s)

The Functional Specification will Include

•             Mapping of the Inmarsat Functional Requirements (TOFRS) Specification with the Contractor supplied Functional Specification

•             Mapping of the Logical data model with the Functional Specification

•             All Screen Layouts and Screen Navigation

•             Report Layout of all reports

			2 weeks prior to PDR	2 weeks prior to FDR	4 weeks after FDR

15.	External Interface Control Document(s)

•             Interface definition between BGAN-BSS and external systems including the mapping of the Inmarsat Integration Requirements with the Contractor supplied Functional Specification

•             BSS – SAS (if applicable)

•             BSS – SP

•             BSS – CN

•             BSS – Interconnect partners

•             BSS – Roaming Partners

•             BSS – SIM manufacturers

			2 weeks prior to PDR	2 weeks prior to FDR	4 weeks after FDR

16.	BSS Site Facilities	Outlines the	N/A	2 weeks	4 weeks

No	Contractor Document	Comments	Delivery Schedule
			Draft 1	Draft 2	Final
	Requirement Specification	infrastructure required for delivery of equipment into the site.		prior to PDR	after PDR.

17.	BGAN-BSS System Design Specification	Including the dataflow model of the System Functional Specification.	2 weeks prior to PDR	2 weeks prior to FDR	4 weeks after FDR

18.	BGAN-BSS Subsystem Interface Control Documents	The number of ICDs will be dependent on the system architecture Including data warehouse staging area model.	2 weeks prior to PDR	2 weeks prior to FDR	4 weeks after FDR

19.	Functional Breakdown of BSS module development	This will include assignment of all business requirements to the appropriate Application module	2 weeks prior to PDR	2 weeks prior to FDR	4 weeks after FDR

20.	BGAN-BSS Subsystem Architectural Design Documents	The number of documents will depend on the system architecture	2 weeks prior to PDR	2 weeks prior to FDR	4 weeks after FDR

21.	RBGAN to BGAN Migration Design Specification	Definition of all procedures required for migration of each application from R-BGAN to BGAN Including mapping of R-BGAN business objects and processes.	2 weeks prior to PDR	2 weeks prior FDR	4 weeks after FDR

22.	BGAN-BSS Operations Design Document	Definition of all Housekeeping, and operation procedures	2 weeks prior to FDR	2 weeks prior Final acceptance	4 weeks after Final Acceptance

23.	BGAN-BSS System Acceptance Test Plan (Part 1)	Part 1 to include test requirements mapping to SFSs.	2 weeks prior to PDR	N/A	4 weeks after PDR

24.	BGAN-BSS System Acceptance Test Plan (Part 2)	Contains the acceptance test designs.	2 weeks prior to FDR		FAT – 6 months

25.	BGAN-BSS System Acceptance Test Plan - Factory (Part 3)	Contains the test procedures for the factory test element of the system acceptance.	3 months prior to FATRR	N/A	1 month prior to FATRR

nn.	BGAN BSS SIT Test results	Contains the test results of SIT test cases			1 week prior to SITR

No	Contractor Document	Comments	Delivery Schedule
			Draft 1	Draft 2	Final
26.	BGAN BSS FAT Dry Run Test Results	Contains the test results of dry run FAT test cases	N/A	N/A	1 week prior to FATRR

27.	BSS Operator Training Manual	Instructions of the scope of the training to be given to operations staff	SIT + 1 month	N/A	SAT – 2 months

28.	BSS Installation Specification	Contains site infrastructure requirements for the BOC/OBC to enable equipment installation	2 weeks prior to FATRR	N/A	4 weeks after FATRR

29.	BGAN-BSS FAT Test Report	Results of the FAT testing	N/A	N/A	2 weeks after FAT

30.	BGAN-BSS System Acceptance Test Plan - Site (Part 3)	Contains the test procedures for the site test element of the system acceptance.	3 months prior to SATRR	N/A	1 month priot to SATRR

31.	BGAN BSS SAT Dry Run Test Results	Contains the test results of the dry run SAT Test cases	N/A	N/A	1 week prior to SATRR

31.	BGAN-BSS SAT Test Report	Results of the SAT testing	N/A	N/A	2 weeks after SAT

18.	BGAN-BSS Operations Handbook	Operating and user instructions for the BSS equipment	4 weeks after SAT	N/A	2 weeks after final acceptance

Table 3: BGAN-BSS Deliverable Documents

11.                               APPLICABLE STANDARDS

Inmarsat are responsible for the provisioning of the BOC and OBC building site infrastructure and required facilities such as power and air conditioning.

1.                                       The Facilities Requirement Specification shall include a schedule of when facilities will be required and when access to the site is needed.

2.                                       The Facilities Requirement Specification shall address what is required in terms of:

2.1.                              Power supply;

2.2.                              Environmental (temperature, humidity, etc.);

2.3.                              Floor space;

2.4.                              Security and access control;

2.5.                              Estimated number of operational staff;

2.6.                              Qualifications of operational staff;

2.7.                              Civil engineering (e.g. building, antenna structure and load bearing, etc.);

2.8.                              Mechanical;

2.9.                              Site communications including communication links to other CN nodes.

11.1.                     Site Requirements

The BOC and OBC are located in London, England.

1.               The Contractor shall agree to adhere to all national requirements with regard to equipment installation at the BOC and OBC.

2.               All equipment (racks, shelves, cards, cables, etc.), shall be labelled to enable easy identification.

3.               Such labelling shall not be of a temporary nature.

4.               All labelling shall be written in the English language.

5.               The Contractor shall enter equipment inventory details in the Site Configuration Report .

6.               Equipment shall be provided with suitable termination points for all cabling to facilitate installation, interconnection and subsequent maintenance.

7.               Contractor identified cabling required but that which is not part of the equipment to be installed will be provided as under floor cabling with suitable termination points being provided.

8.               Wiring and cabling used within the equipment shall be of adequate size and rating so as to prevent mechanical or electrical damage by any reasonable factors, including the carrying out of routine maintenance work.

9.               The Contractor-supplied commercial off-the-shelf (COTS) equipment shall have as a minimum the applicable CE mark; all Contractor developed equipment shall have the CE mark and additionally be compliant to UL and FCC requirements for that class of equipment. Precautions include:

9.1.                              Induced voltages due to lightning discharge;

9.2.                              a.c. mains borne interference;

9.3.                              Induced voltages due to adjacent RF equipment.

10.         The Contractor shall accept responsibility for compliance with local regulations for suppression of radio interference, and for elimination of any co-site interference emanating from the Contractor’s equipment.

11.         The Contractor shall provide adequate protection against any equipment susceptibility to potential electromagnetic contamination.

11.2.                     Environmental Conditions

1.                                       The equipment shall meet their technical requirements over the following range of environmental conditions:

Temperature:	10[o] to 35[o] C ambient

Relative Humidity	10 to 80% bounded by an absolute humidity of 20g/m3on the high side and bounded by 1.5 g/ m3 on the low side

11.3.                     Health and Safety

1.                                       The Contractor shall deliver equipment that fully complies with the safety requirements associated with its CE mark.

12.                               TEST FACILITIES

12.1.                     Test Simulator

The Contractor shall be responsible for the development of all simulation and test tools required for BGAN BSS Testing.

12.2.                     BSS Reference Test Bed  (RTB)

The purpose of the BSS RTB (maintained at the Contractor facility) is to enable the Contractor to suitably verify, test and debug the BGAN-BSS during development. Thereafter, the RTB will be used for maintenance once in operation and for co-ordinating and testing upgrades, new enhancements and trouble shooting.

Similarly the Core Network Contractor will maintain a Core Network RTB and shall be used by the BSS Contractor to prove the BSS/CN interfaces during the development processes. Access to the CN RTB shall be agreed between Inmarsat , the BSS Contractor and the CN Contractor by the contract start date.

1.                                       During the development and test stage the Contractor shall be responsible for all BGAN BSS RTB equipment.

2.                                       The Contractor shall design, develop and build an in-factory representative BSS Reference Test Bed (RTB) sufficiently sized to assist with BGAN-BSS development, system performance/load testing, CN verification and maintenance investigations.

3.                                       The Contractor shall use the BSS RTB for in-house system testing, warranty and maintenance support.

4.                                       The RTB shall be supported by the Contractor throughout the development, testing and warranty period.

5.                                       The Contractor and Inmarsat shall agree upon a delivery mechanism between the Contractor facility and BOC / OBC sites for the transfer of BGAN BSS software upgrades, files, etc.

6.                                       The Contractor shall be able to connect with the operational network, when authorised via Inmarsat and on provision of a suitable communications line.

13.                               APPENDIX A - ABBREVIATIONS

APA	Availability and Performance Agreement
API	Applications Programming Interface
AUC	Authentication Centre
BGAN	Broadband Global Area Network
BOC	Business Operations Centre
BSS	Business Support System
CMP	Configuration Management Plan
COTS	Commercial Off-The-Shelf Software
DCN	Data Communications Network
DR	Development Review
EDC	Effective Date of Contract
EE	Early Entry
UT	User Terminal
FAT	Factory Acceptance Test
FATRR	FAT Readiness Review
FDR	Final Design Review
GGSN	Gateway GPRS Support Node
GPRS	General Packet Radio Service
HLR	Home Location Register
HMP	Hardware Management Plan
ICD	Interface Control Document
ITP	Integration Test Plan
KOR	Kick-off Review
MTBF	Mean Time Between Failures
MT	Mobile Terminal
MTTR	Mean Time to Repair
N/A	Not Applicable
NE	Network Element
NOC	Network Operations Centre
OBC	Operational Backup Centre
ORR	Operations Readiness Review
OTR	Operations Test Report
PDD	Prototype Design Document
PDR	Preliminary Design Review
PLMN	Plain Land Mobile Network
PMC	Personal Multimedia Communications
PMP	Programme Management Plan
PoP	Point of Presence
QAP	Quality Assurance Plan
QoS	Quality of Service
RD	Release Documentation
RF	Radio Frequency
RFP	Request for Proposal
RMP	Risk Management Plan
RID	Review Item Discrepancy
RN	Release Note
RTF	Reference Test Facility
SAS	Satellite Access Station
SAT	System Acceptance Test [Site or Subsystem]
SATR	SAT Results Review
SATRR	SAT Readiness Review
SDD	System Design Document
SFR	Software Fault Report
SFS	System Functional Specification
SGSN	Serving GPRS Support Node

SID	SAS Installation Document
SLA	Service Level Agreement
SMA	System Management Architecture
SMP	Software Management Plan
SOT	System Operational Testing
SOW	Statement of Work
SPR	System Problem Report
SP	Service Provider
STP	System Test Plan
SySAT	System Acceptance Test [BGAN-BSS]
TBC	To Be Confirmed
TBD	To Be Determined
TE	Terminal Equipment
TOFRS	Technical, Operational and Functional Requirements Specification
UT	User Terminal
VLR	Visitor Location Register
WBS	Work Breakdown Structure
WPD	Work Package Description

SCHEDULE 2	TECHNICAL, FUNCTIONAL AND OPERATIONAL REQUIREMENTS

(See separate Document)

[***]

32

SCHEDULE 3	THE EQUIPMENT & SOFTWARE

A. Inmarsat Equipment and Software

Not applicable at time of contract signature.

B. Additional Equipment and Software supplied by Contractor

The Software being delivered by the Contractor is detailed in SCHEDULE 11 - Licence Arrangements.

The hardware equipment to be delivered is still under discussion. The final architecture will be agreed between both parties. As a base line the following two architectures are being discussed between Inmarsat, the Contractor and the hardware vendor (Sun Microsystems / Morse).

ALTERNATIVE I:

The Hardware Equipment initially proposed by the Contractor is listed in the following tables.

Operating Environment:

Servers

Type	CPU #	RAM (GB)
SF V880	8	16
SF V880	6	12
SF V880	4	8
SF V880	8	16
SF V880	8	16
SF V480	4	8
SF V480	4	8
SF V480	4	8
SF V480	4	8
SF V480	4	8
SF V480	4	8
SF V480	4	8

Workstations

Type	CPU #
SB 2000	2
SB2000	2

33

Storage Device

Type	Disk (TB)
HDS Thunder 9570	2,4
HDS Thunder 9570	2,4

Backup Device

Type	No. LTO Devices	No. Tapes
LT 180	4	180 LTO2 Tapes
L80	2	80 LTO Tapes

Test Environment:

Servers

Type	CPU #	RAM (GB)
SF V880	4	8
SF V880	4	8
SF V880	2	4
SF V880	4	8
SF V880	4	8
SF V480	2	4
SF V480	2	4
SF V480	2	4
SF V480	2	4
SF V480	2	4
SF V480	2	4
SF V480	2	4

Workstations

Type	CPU #
SB 2000	2
SB2000	2

Storage Device

Type	Disk (TB)
HDS Thunder 9570	5,3

34

Backup Device

Type	No. LTO Devices	No. Tapes
LT 180	4	180 LTO2 Tapes
L80	2	80 LTO Tapes

Integration Environment:

Servers

Type	CPU #	RAM (GB)
V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

Workstations

Type	CPU #
SB 2000

2

SB2000

2

Storage Device

Type	Disk (TB)
HDS Thunder 9570

1,3

Backup Device

Type	No. LTO Devices	No. Tapes
LT 25

1

50 LTO Tapes

35

Disaster Recovery Equipment(1):

Disaster Recovery Equipment:

Type	#
IPS3300 bundle with IPS 3300 base unit including 2 wire-speed TCP ports, redundant power supplies.

2

8x 1.25Gb/s Switches, Multimode GBIC suitable for FC and GE - for IPS3300

2 for each HDS and 2 for each router per location

ALTERNATIVE II:

The alternative Hardware Equipment preferred by Inmarsat and currently being discussed by the Contractor is listed in the following tables.

Operating Environment:

Servers

Type	CPU #	RAM (GB)
SF V1280

8

16

SF V1280

8

16

SF V1280

8

16

SF V1280

8

16

SF V1280

8

16

SF V1280

8

16

SF V1280

4

8

SF V880

2

4

SF V480

4

8

SF V480

4

8

Workstations

Type	CPU #
SB 150

1

SB150

1

Storage Device

Type	Disk (TB)
HDS  9970

6,0

(1) This equipment will not be delivered as part of this contract.

36

Backup Device

Type	No. LTO Devices
LT 180

4

L80

2

Test Environment:

Servers

Type	CPU #	RAM (GB)
SF V1280

4

8

SF V1280

4

8

SF V1280

4

8

SF V1280

4

8

SF V1280

4

8

SF V1280

4

8

SF V1280

4

8

SF V880

2

4

SF V480

2

4

SF V480

2

4

Workstations

Type	CPU #
SB 150

1

SB150

1

Storage Device

Type	Disk (TB)
HDS 9970

6,0

Backup Device

Type	No. LTO Devices
LT 180

4

L80

2

37

Integration Environment:

Servers

Type	CPU #	RAM (GB)
V480

4

8

V480

4

8

V480

4

8

V480

4

8

V280

2

4

V280

2

4

V280

2

4

V280

2

4

V280

2

4

Workstations

Type	CPU #
SB 150

1

SB150

1

Storage Device

Type	Disk (TB)
HDS 9570

1,5

Backup Device

Type	No. LTO Devices
LT 25

1

Disaster Recovery Equipment(2):

The equipment for Disaster Recovery can be provided when all required information from Inmarsat is available.

(2) This equipment will not be delivered as part of this contract.

38

SCHEDULE 4	PROJECT PLAN

BGAN BSS Overall Project Plan

[***]

39

Note: This project plan is an initial plan and will be superseded by the PMP as defined in SCHEDULE 1 - Statement of Work.

Danet and Sub-Contractor’s Resource Plan

[***]

40

SCHEDULE 5	STAFF & REPRESENTATIVES

Contractor Staff (“Personnel”)

Contract Representative	[***]

Project Manager	[***]

Commercial Manager	[***]

Architect and Deputy of PM	[***]

Test Manager	[***]

Project Office	[***]

Teams:

[***]

Inmarsat Personnel

Project Manager:	[***]

Contract Manager:	[***]

Technical Teams:

Implementation:	[***]

IT Operations:	[***]

User Teams:

Customer Care	[***]

BGAN Commercial	[***]

Billing	[***]

41

SCHEDULE 6	THE PRICE

Fixed Price for Contract:

The fixed and firm price for the provision of the Work (including warranty) shall be

[***]      (*** US Dollars)

Option Prices:

Where applicable the following prices shall be agreed for options, these options may be implemented at the sole discretion of Inmarsat:

Option	Agreed Price (US$)

Fraud	[***] (see note	)
Infovista	[***] (see note	)

Note:

The above prices remain valid until 31st of July 2003. This is the maximum price payable by Inmarsat. Danet shall use reasonable endeavours with Inmarsat’s assistance to reduce this price further. Any cost reductions will be passed to Inmarsat.

Maintenance Costs:

Based on the system being the same as that implemented by the Contractor at Final Acceptance the annual maintenance applicable after the expiry of the Warranty period shall be charged at:

[***] per annum (valid until 2008).

In the event that both parties agree that the system has changed considerably the above figure will act as an indicative figure for the purposes of agreeing the annual maintenance cost.

Hourly / Daily Rates for future work:

The following day rates shall be used for the purposes of calculating future pieces of work undertaken by the Contractor, and in the event that the provisions of clause 11.10. are applied.

[***] day

The above rates are based on a professional 8 hour day.

The above rates remain valid until the BGAN BSS Final Acceptance. Thereafter the Hourly / Daily Rates will become subject to an annual update to be agreed with Inmarsat.

42

Payment Plan:

The Contractor shall be paid subject to Inmarsat’s acceptance of each relevant Milestone as per Article 6 - Error! Reference source not found. as per the following payment plan:

PAYMENT PLAN

Milestones	% of FFP	US$	Month Due

Purchase of development software and hardware	[***]	[***]	[***]
PDR	[***]	[***]	[***]
FDR	[***]	[***]	[***]
CN Integration	[***]	[***]	[***]
SIT	[***]	[***]	[***]
Hardware shipment	[***]	[***]	[***]
FAT	[***]	[***]	[***]
SAT	[***]	[***]	[***]
Migration dry run	[***]	[***]	[***]
Final Acceptance	[***]	[***]	[***]
Stability Verification Period	[***]	[***]	[***]
Retention Payment 1	[***]	[***]	[***]
Retention Payment 2	[***]	[***]	[***]
Retention Payment 3	[***]	[***]	[***]
Retention Payment 4	[***]	[***]	[***]

Liquidated Damages:

The following Liquidated Damages shall be applied in the event that the provisions of Article 10 - are invoked by Inmarsat based on Final Acceptance:

0.05% of the Fixed Price for Contract per day late upto a maximum of 5% of the contract value

Escrow Costs:

The following is an overview of available pricing information for costs that would apply in the event that either party requests an Escrow Agreement is set up:

Software Package	Set up Cost	Annual cost
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

For the avoidance of doubt, the actual pricing when a party request a specific Escrow Agreement may differ from the above figures.

43

Price Breakdown (For information purposes):

Area	Cost

Software Licenses	[***]
Contractor Professional Services	[***]
Third Party Professional Services	[***]
Hardware (inc related software and third party services)	[***]
Travel	[***]
Training	[***]
Warranty	[***]

Total	[***]

44

SCHEDULE 7	STORAGE MEDIA & ESCROW PROVISIONS

Storage Media

The Contractor shall install the Programs directly onto the provided hardware at Inmarsat’s site (or prior to delivery of the hardware). Any Programs to be delivered separately shall be delivered on CD Rom.

Escrow

The Contractor shall ensure that Inmarsat, or the Contractor on Inmarsat’s behalf, has the right to enter into an Escrow Agreement for all or some of the Programs if either party deems it necessary.

The costs for entering into these Escrow Agreements are defined in SCHEDULE 6 - The Price. For the avoidance of doubt the costs shall be borne by the requesting party.

The Contractor shall ensure that any Escrow agreements are kept up to date including updated source code from patches and upgrades as well as all related documentation.

45

SCHEDULE 8	SUB-CONTRACTS

Key Sub-Contractors

Area:	Sub-Contractor:
Billing	[***]
CRM	[***]
Mediation	[***]
DPI	[***]
EAI	[***]
Data Warehouse (DWH)	[***]

Key personnel from sub-contractors

ADC	[***]
Tertio	[***]
Peoplesoft	[***]
Vitria	[***]
DWH	[***]

46

SCHEDULE 9	PERFORMANCE BOND

(Not used)

47

SCHEDULE 10	SHAREHOLDER GUARANTEE

(Not used)

48

SCHEDULE 11     WARRANTY & MAINTENANCE SUPPORT CONTRACT

To be finally agreed between both parties and included within one calendar month from EDC

This Schedule 11 details the actions and liabilities for the Contractor during both the Warranty Period and any subsequent period of Support & Maintenance. Upon completion of the Warranty period this Schedule shall be defined as a Support & Maintenance Agreement.

Article 1                Purpose and Scope

1.1           Warranty Support

In accordance to Article 14 of the main contract the Contractor shall provide warranty and support on the BGAN-BSS segment for a period of 24 months after BGAN-BSS Final Acceptance by Inmarsat.

The support to be provided and the procedures to be followed in the event of equipment/system problems are described in Article 2 hereof.

Warranty and support provided by the Contractor shall cover all hardware, firmware, software and documentation provided within the scope of the BGAN BSS contract.

1.2           Maintenance Support

In accordance to Article 19 of the main contract the Contractor shall provide additional maintenance support after warranty subject to an annual renewable maintenance contract being authorised and for a period of up to five years following the warranty period warranty and support on the BGAN-BSS segment.. The support to be provided and the procedures to be followed in the event of equipment/system problems are described in Article 3 hereof.

1.3           Warranty & Maintenance Plan

The Contractor shall issue a Warranty and Maintenance Plan (WMP) as part of the deliverables detailed in Schedule 2 – Statement of Work. This Warranty and Maintenance Plan shall detail the services and support to be provided during the Warranty and Maintenance phases.

Article 2                Support during the Warranty Period

2.1           Problem Fixing

a)                                      For each of the problems detected, Inmarsat shall issue a formal problem report including a detailed problem description and a problem classification according to the following definition:

i)              Priority 1 Problems (P1)

These are critical problems (i.e. requiring immediate assistance), whereby the BGAN-BSS system is suffering from a significant reduction in capacity, reliability or service quality. In this situation Inmarsat is unable to perform functions or services for which the system was designed.

ii)             Priority 2 Problems (P2)

These are non-critical problems (i.e do not require immediate assistance). In this situation Inmarsat is able to perform the functions or services, but the function or service has a significant reduction in capacity, reliability or quality.

49

iii)            Priority 3 Problems (P3)

These are non-critical problems that do not fall into the above categories. In this situation, no revenue is lost.

b)                                     The Contractor shall fix or amend the Programs to ensure that the BGAN-BSS continues to work according to the Technical Specifications and Documentation.

c)                                      At this the Contractor shall ensure the following lead times:

Priority	First Qualified Response	Resolution schedule:
1	30 min after the initial call by Inmarsat

Research and fixing with reasonable efforts without undue delay.  The Contractor shall use best endeavours to provide a “patch” or an agreed work around within [***] of the initial notification unless otherwise agreed.  Shipment of a formal release containing the formal resolution of the P1 problem in Contractor-developed programs within three (3) months of the notification.

2	within one day

The Contractor shall use best endeavours to provide a “patch” within [***] of the initial notification unless otherwise agreed Shipment of a formal release containing the formal resolution of the P2 problem in Contractor-developed programs within [***] of the notification..

3	within one week	Within a reasonable time.

2.2           Consultation Support

a)             On-call technical telephone support

The Contractor shall provide an on-call technical telephone support for the BGAN BSS. The person for the telephone support shall have the needed skills and system knowledge to provide. This on-call telephone support shall include diagnostic assistance, clarification of alarms and advice on hardware and system management, Assistance with the interpretation of hardware and system problems, technical advice.

The On-call technical telephone support shall be available during normal working hours defined as 09:00am to 05:00pm GMT Monday to Friday, except public holidays.

b)            On-site support

i)                                         The Contractor shall provide one on-site resource for the first [***] of the warranty contract, renewable in period of [***] afterwards at Inmarsat’s cost at the agreed rate.

ii)                                      The Contractor shall provide a “pool” of support days included in the cost of the warranty. This pool shall consist of [***] man days and shall be called off and agreed with Inmarsat.

2.3           Third-Party delivered software

In accordance to Article 2.1 – Problem Fixing the Contractor shall provide formal releases containing the formal resolution of the P1 and P2 problem in Contractor-developed programs within [***] of the notification.

The Contractor shall use best endeavours to provide Third-party software updates containing the formal resolution of the P1 and P2 problems in Third-Party delivered software as soon as they become available and unless otherwise agreed.

50

Inmarsat has the right to receive new software releases when provided by the Third-Party product vendors. The integration and regression testing of new software releases, not used as patches or solutions to a problem with the BGAN BSS, during the warranty and maintenance period shall be ordered by Inmarsat separately by a Change Request. In the event that an upgrade or new release is used as a patch or solution to a BGAN BSS problem then the Contractor shall undertake integration and regression testing at no extra cost to Inmarsat.

2.4           Warranty and Support Procedures

The Contractor shall establish Warranty and support procedures according to Schedule 1 – Statement of Work.

Article 3                Support during the Maintenance Period (Option)

1.1           Maintenance and Support Procedures

The Contractor shall establish Maintenance and support procedures according to Schedule 1 – Statement of Work.

1.2           BGAN-BSS Enhancements

If requested by Inmarsat, the Contractor shall perform enhancements to the BGAN-BSS during the maintenance period. This enhancements shall be mutually agreed between Inmarsat and the Contractor and will be subject to the formal change procedure as described within Article 11 of the main contract.

51

SCHEDULE 12      LICENCE ARRANGEMENTS

The Contractor shall arrange the following licences and deliver all necessary documentation to the Inmarsat Responsible Officer at the point at which title is transferred as per Article 17 - Title and Assumption of Risk.

Area	Licensor	Danet Product	Type of licences	No of licences
Billing	[***](3) (Germany)	ADC Singl.eView v5.0	Per Subscriber	[***]
CRM	[***] (USA)	PeopleSoft v8.8	Company licence(4)	[***]
Mediation	[***] (UK)	Tertio Evident v4.1	Per Subscriber(5)	[***]
		Tertio Provident v4.1	Per Subscriber(5)	[***]
DPI Production Environment	[***] (USA)	BusinessWare B2Bi Hub Server v2.0	Per server	[***]
		BusinessWare B2Bi Express Partner Server v2.0	Per server	[***]
		Advanced XML Transformer v2.0	Per server	[***]
		BusinessWare Transformer v2.0	Per server	[***]
DPI Test Environment	[***] (USA)	BusinessWare B2Bi Hub Server v2.0	Per server	[***]
		BusinessWare B2Bi Express Partner Server v2.0	Per server	[***]
		Advanced XML Transformer v2.0	Per server	[***]
		BusinessWare Transformer v2.0	Per server	[***]
DPI Fail Over	[***] (USA)	BusinessWare B2Bi Hub Server v2.0	Per server	[***]
		BusinessWare B2Bi Express Partner Server v2.0	Per server	[***]
		Advanced XML Transformer v2.0	Per server	[***]
		BusinessWare Transformer v2.0	Per server	[***]
EAI Production environment	[***] (USA)	BusinessWare Server v4.1	Per server	[***]
		BusinessWare Communicator v4.1	Per server	[***]
		BusinessWare Automator v4.1	Per server	[***]
		BusinessWare Analyzer v4.1	Per server	[***]
		BusinessWare Administrator Seat v4.1	Per seat	[***]
		BusinessWare Transformer v4.1	Per server	[***]
		BusinessWare Spreadsheet Transformer v4.1	Per server	[***]
		Business Cockpit v2.0	Per server	[***]

(3)    ADC Singl.eView v5.0 is sub licenced from the Contractor.

(4)    limited to 700,000 subscribers

(5)    The Tertio licence is also limited to the number of types of agents—initial licence is for 2 types—SOG and Billing Gateway.

52

Area	Licensor	Danet Product	Type of licences	No of licences
EAI Test Environment	[***] (USA)	BusinessWare Server v4.1	Per server	[***]
		BusinessWare Communicator v4.1	Per server	[***]
		BusinessWare Automator v4.1	Per server	[***]
		BusinessWare Analyzer v4.1	Per server	[***]
		BusinessWare Administrator Seat v4.1	Per seat	[***]
		BusinessWare Transformer v4.1	Per server	[***]
		BusinessWare Spreadsheet Transformer v4.1	Per server	[***]
		Business Cockpit v2.0	Per server	[***]
EAI Fail Over 1	[***] (USA)	BusinessWare Server v4.1	Per server	[***]
		BusinessWare Communicator v4.1	Per server	[***]
		BusinessWare Automator v4.1	Per server	[***]
		BusinessWare Analyzer v4.1	Per server	[***]
		BusinessWare Administrator Seat v4.1	Per seat	[***]
		BusinessWare Transformer v4.1	Per server	[***]
		BusinessWare Spreadsheet Transformer v4.1	Per server	[***]
		Business Cockpit v2.0	Per server	[***]
[***]	[***] (USA)	BusinessWare Server v4.1	Per server	[***]
		BusinessWare Communicator v4.1	Per server	[***]
		BusinessWare Automator v4.1	Per server	[***]
		BusinessWare Analyzer v4.1	Per server	[***]
		BusinessWare Administrator Seat v4.1	Per seat	[***]
		BusinessWare Transformer v4.1	Per server	[***]
		BusinessWare Spreadsheet Transformer v4.1	Per server	[***]
		Business Cockpit v2.0	Per server	[***]
EAI/DPI Development Environment	[***] (USA)	Development Kit 5 seats	Per 5 seats	[***]
Data Warehouse	[***] (France)	BO Data Integrator v6	Per 4 CPUs	[***]
Document Server	[***] (Germany)	Danet DSS v2.4	Per CPU	[***]
Data Base	[***]	Oracle 8.x or higher	Per CPU	[***]

In addition all Inmarsat documentation provided to the Contractor for the purposes of the Work shall be deemed to be Inmarsat Background and Inmarsat shall be the Licensor.  Contractor documentation provided by the Contractor for the purposes of the Work shall be deemed to be Contractor Background and the Contractor shall be the Licensor.

53

The following arrangements have been agreed for purchasing further licences:

Licensor	Upgrade cost	Validity Period
[***]	For each [***] growth in subscribers in the Peoplesoft system Inmarsat will pay a [***] charge based on the base licence [***]	Open ended
[***]	For each additional [***] subscribers Inmarsat shall be charged an additional [***]	TBA
	For each additional agent type Inmarsat will be charged [***](6)	N/A
[***]	For each additional server added Inmarsat will be charged(7) a set fee not to exceed an agreed fee (to be agreed within one month of the signature of this Contract)	N/A
[***]	For additional [***] subscribers added to the [***] Subscriber Base, Inmarsat will be charged [***]	31 Dec 2004
	For additional [***] subscribers added to the [***] Subscriber Base, Inmarsat will be charged [***].	31 Dec 2004
[***]	Included in the rows above (Danet ADC)	31 Dec 2004
[***]	For each additional 4 CPUs(8) [***] will be charged	TBA
	BO Application Interface for SAP R/3 (or others): [***] per Data Integrator Enterprise	TBA

(6)                                  It was agreed that Tertio would provide a range of prices for new agents with some specific example prices.  As previously stated Tertio agent licences would normally be in the range from [***] Euros dependent upon the network element type.  Any requirement for services & configuration work would incur an additional cost.  It would be misleading to provide average prices or a complete list for all potential agents since the amount of work required to add a new agent will depend on a number of points such as version & specification.

(7)                                  The price for licences for additional servers depends upon the type of licence; information is only available after more detailed analysis

(8)                                  Cost for Support and Updates/Upgrades to be added:
Support and Updates/Upgrades Data Integrator Enterprise: [***] per Year
Support and Updates/Upgrades BO Application Interface: [***] per Year

54

SCHEDULE 13      CHANGE NOTICE FORMAT

CONTRACT CHANGE NOTICE
PROJECT BGAN BSS				CCN NO.			DATE
CONTRACT INM-CO/03-TBA							DD/MM/YY
(1) TITLE OF CHANGE
(2) DESCRIPTION OF CHANGE				(3) RECOMMENDED INTRODUCTION POINT DD/MM/YY
(4) DOCUMENTS AFFECTED

(5) REASON FOR CHANGE
(6) RELATED FACTORS
FACTOR	Y	N	FACTOR	Y	N	FACTOR	Y	N
Performance			Testing			Other factors –
Reliability			Materials and processes
Interface			Spare parts
Weight			Agency furnished equipment
Dimensions			Packaging
(7) ESTIMATED INFLUENCES ON CONTRACT PROVISIONS
1. TOTAL PRICE INFLUENCE
TOTAL HOURS	LABOUR COSTS		MATERIALS	TAXES		OTHER COSTS	TOTAL COSTS

2. SCHEDULE INFLUENCE
PHASE 1 DELIVERY				PHASE 2 DELIVERY
3. INFLUENCE ON OTHER PROVISIONS
CONTRACTOR’S SIGNATURES						INITIATOR
PROJECT MANAGER			DATE:			INMARSAT / CONTRACTOR
CONTRACT MANAGER			DATE:			DATE: DD/MM/YY
DATE OF REJECTION			DATE OF APPROVAL		INTRODUCTION POINT
CUSTOMER’S SIGNATURES
PROGRAMME MANAGER			DATE:
CONTRACTS MANAGER			DATE:

55

SCHEDULE 14      AVAILABILITY & PERFORMANCE AGREEMENT

The BGAN BSS shall meet the following requirements in any operation month :

1. Business Process Performance

The BGAN BSS shall complete successfully in [***] of the cases each key Business Process (a maximum of 10 key Business Processes will be finalized at PDR) within the performance defined in the TOFRS. The following Business Processes shall be included:

1. Provisioning transaction completed within [***] minutes

2. CDR is distributed to DP within [***] minutes of receipt at the Mediation Device

3. CDR is rated within [***] minutes of receipt at the Mediation Device

2. BGAN BSS Availability

Each individual component of the BGAN BSS (as a whole) shall be available (up and running)

[***] of the time.

The components are:

[***]

3. APA Measurement and Reporting

If the BGAN BSS does not meet 1 or 2, the BGAN BSS shall be considered below the APA.

The supplier shall provide an automatic process producing the report for the defined APA. Inmarsat reserves the right to use other method to measure the APA e.g robot PC in the event of the measurement system being unavailable the Inmarsat measurement shall apply.

4. APA Exclusions

The supplier shall not be responsible for decrease in performance or unavailability due to :

•                  Elements not provided by the BGAN BSS supplier (e.g inter-site links, network infrastructure, Core Network...)

•                  Inmarsat operator errors

•                  External natural disaster events

•                  Downtime due to components fail-over or planned and pre-agreed maintenance

56